SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                        14(A) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/  /  Preliminary Proxy Statement

/  /  Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))

/X/  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material Pursuant toss.240.14a-12

                          TRUST FOR INVESTMENT MANAGERS
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Shares of Beneficial Interest

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:






                          TRUST FOR INVESTMENT MANAGERS
                              VILLERE BALANCED FUND
                          210 Baronne Street, Suite 808
                           New Orleans, LA 70112-7152



Dear Shareholder:

A Special Meeting of Shareholders of the Villere Balanced Fund (the "Fund"), a series of Trust for Investment Managers (the "TIM Trust"), has been scheduled for June 6, 2002 (the "Special Meeting"). If you are a shareholder of record as of the close of business on April 30, 2002 you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyvote.com. You should use the enclosed instructions to vote by telephone or over the internet.

At the Special Meeting currently scheduled for June 6, 2002, shareholders of the Fund will vote on whether to approve a proposal to reorganize the Fund into a newly formed series of Professionally Managed Portfolios (the "New Villere Balanced Fund"). Assuming approval, each shareholder will receive a number of shares of the New Villere Balanced Fund equal in dollar value to the Fund's shares that shareholder owned at the time of the reorganization. The reorganization should not have any federal or state tax consequences for the Fund or its shareholders. The attached Proxy Statement is designed to give you more information about the proposal.

No change in the normal business  operations of the Fund is proposed.  St. Denis
J. Villere & Co. will act as investment adviser to the New Villere Balanced Fund, and the New Villere Balanced Fund's investment objectives, policies and strategies, and its operating expense and fee structures, will be unchanged. If the Fund becomes a series of Professionally Managed Portfolios, which is older and larger than the TIM Trust, we expect there may be some savings to shareholders of the Fund through the sharing of some operating expenses across a larger pool of assets, though such savings would be only with respect to those expenses shared across the entire Trust. There can be no assurance that these savings will be realized.

The Board of the TIM Trust has recommended approval of the reorganization and encourages you to support its recommendation. If shareholders fail to approve the reorganization, the trustees of the TIM Trust will consider other alternatives. Please do not hesitate to call (414) 765-5344 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Sincerely,

/s/ Robert H. Wadsworth, President
Trust for Investment Managers

/s/ St. Denis J Villere III                         /s/ George V. Young
St. Denis J. Villere & Co.                          St. Denis J. Villere & Co.

/s/ St. Denis J. Villere                            /s/ George G. Villere
St. Denis J. Villere & Co.                          St. Denis J. Villere & Co.

May 6, 2002



                  QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

Trust for Investment Managers (the "TIM Trust") seeks your approval of a reorganization (the "Reorganization") of the Villere Balanced Fund (the "Fund" or the "Current Fund") into a newly formed series (the "New Villere Balanced Fund") of Professionally Managed Portfolios (the "PMP Trust"). The TIM Trust's Board of Trustees recommends approval of the Reorganization because it believes that reorganizing the Fund into a series of the PMP Trust is likely to provide the Fund's shareholders with the potential for additional economies of scale that may arise through the sharing of certain operating expenses across the larger amount of assets contained in the PMP Trust. The Board is particularly comfortable with the reorganization because the New Villere Balanced Fund will be advised and managed by the same people who advise and manage the Fund, and the PMP Trust has operated for more than the past 10 years in the same manner as the TIM Trust and is sponsored by the same organization which administered the TIM Trust. The New Villere Fund will be identical to the Current Fund with respect to business operations and service providers, as well as fees and expenses.

Q.  HOW WILL THE REORGANIZATION WORK?

A. A new series of the PMP Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the New Villere Balanced Fund in return for all of the outstanding shares of the New
Villere Balanced Fund. Finally, the Fund will distribute the New Villere Balanced Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New Villere Balanced Fund, and will hold the same number of shares with the same net asset value as they held prior to the Reorganization. If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Fund or its shareholders. Please refer to the proxy statement for a detailed explanation of the proposal.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the Reorganization, you will be a shareholder of the New Villere Balanced Fund, which has the same investment objective, strategies, investment adviser and administrator as the Fund. You will receive shares of the New Villere Balanced Fund equal in value to shares of the Fund you currently hold. The Reorganization will not affect the value of your account at the time of Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

Q.  WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders fail to approve the Reorganization, the Reorganization will not proceed and the Board will consider other alternatives for the Fund.

Q.  WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the TIM Trust recommends that you vote "FOR" the Reorganization.

Q.  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. The Fund's administrator will pay all costs related to the proposed Reorganization, including the costs relating to the shareholder meeting and this prospectus/proxy statement.

Q.  HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by telephone (please refer to the toll free number on your proxy card) or over the Internet at www.proxyvote.com. Please follow the enclosed instructions to use these methods of voting.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call (414) 765-5344 during normal business hours between 8 a.m. and 5 p.m. Central time.



                          TRUST FOR INVESTMENT MANAGERS
                              VILLERE BALANCED FUND
                          210 Baronne Street, Suite 808
                           New Orleans, LA 70112-7152

                Notice of Special Meeting To Be Held June 6, 2002

To the shareholders of the Villere Balanced Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust"):

Notice is hereby given that a special meeting (the "Meeting") of shareholders of the Fund will be held on June 6, 2002, at 9:00 a.m., Central time, at the office of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote on:

1. A proposed reorganization of the Fund into a newly organized series of Professionally Managed Portfolios which is discussed in more detail in the accompanying proxy statement.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 30, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

                               By Order of the Board of Trustees
                               Chad E. Fickett, Secretary

May 6, 2002


                          TRUST FOR INVESTMENT MANAGERS
                              VILLERE BALANCED FUND
                          210 Baronne Street, Suite 808
                           New Orleans, LA 70112-7152

                                 PROXY STATEMENT
                                   May 6, 2002

To the shareholders of the Villere Balanced Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust" or the "TIM Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on June 6, 2002.

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 6, 2002 at 9:00 a.m., Central time, at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is May 6, 2002. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a proposed reorganization of the Fund into a newly organized series of Professionally Managed Portfolios (the "PMP Trust").

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 or in person at the time of the Meeting.

Shareholders of the Fund at the close of business on April 30, 2002 will be entitled to be present and vote at the Meeting. As of that date, there were 726,555.120 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $8,430,638.63.



                    Background of the Proposed Reorganization

Generally

The Fund is currently a mutual fund portfolio of the TIM Trust, a Delaware business trust that was organized in 1999. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, formed the TIM Trust as a multi-adviser investment company designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. The PMP Trust was formed by the Administrator for the same reason, and is a Massachusetts business trust that was organized in 1987. As of the date of this proxy statement, the PMP Trust consists of 18 portfolios and approximately $415.0 million in net assets, and the TIM Trust consists of five portfolios and approximately $230.5 million in net assets.

When the TIM Trust was first organized in 1999, it was anticipated that additional fund portfolios would be added so that the Fund and other funds in the TIM Trust would be able to benefit from cost savings associated with sharing of certain common expenses by a number of different funds across a growing asset base. However, in recent years the introduction of new mutual funds has declined, and the expected growth in the number of portfolios within the TIM Trust has not materialized, thus reducing the prospects for these cost savings and resulting economies of scale that were expected for the TIM Trust.

As part of a cost savings effort the Fund's Administrator has recommended and the trustees of each of the TIM Trust and the PMP Trust (together, the "Trusts") have approved a proposal to reorganize the Fund and one other series of the TIM Trust into separate newly created series of the PMP Trust. At the same time, the other series of the TIM Trust will reorganize into newly created series of the Advisors Series Trust (the "AST Trust"), another series investment company organized and administered by the Administrator. The Administrator and your Board of Trustees expect that by becoming a series of the PMP Trust, the Fund will be in a better position to realize potential cost savings that may be expected when certain expenses common to the multiple series of a trust can be spread across a larger structure with a greater asset base. However, there can be no assurance that such cost savings will be achieved.

The Board and the Trustees of the PMP Trust met on February 25 and 26 of this year and approved the proposed reorganization and related resolutions and authorizations. As part of the proposed reorganization of the Fund, and in order to provide continuity of management, at these meetings the Board of Trustees of the PMP Trust also appointed Ashley T. Rabun, an independent trustee of the TIM Trust, to the PMP Board of Trustees. The other two independent trustees of the Trust, George J. Rebhan and James Clayburn LaForce, have been appointed as trustees of the AST Trust in connection with the reorganization of the other series of the TIM Trust into the AST Trust.

The   Administrator  and  the  Board  of  Trustees  believe  that  the  proposed reorganization should have no material impact on the economic interests of shareholders in the Fund. Net asset value will remain the same prior to and after the reorganization and, as a condition to the reorganization, counsel to the TIM Trust will issue an opinion that the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or its shareholders. After the reorganization, St. Denis J. Villere & Co. (the "Adviser") will continue to act as investment adviser to the New Villere Balanced Fund under the same terms and conditions in its current investment advisory agreement with the Fund, which will be unchanged. The Administrator has agreed to bear all costs of the reorganization.

How the Reorganization Will Work

A new series of the PMP Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the new series of the PMP Trust (the "New Villere Balanced Fund") in return for all of the outstanding shares of the New Villere Balanced Fund. Finally, the Fund will distribute the New Villere Balanced Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New Villere Balanced Fund, and will hold the same number of shares with the same net asset value as they held prior to the reorganization. Before the Plan is carried out, the Fund's counsel will issue an opinion to the effect that the transaction will not have any federal or state tax consequences to the Fund or its shareholders. The Plan is attached as Exhibit A.

What Will Happen Following the Reorganization

Following the reorganization, you will be a shareholder of the New Villere Balanced Fund with shares equal in value to the shares of the Fund you will hold immediately before the reorganization. The New Villere Balanced Fund has investment objectives and policies identical to the Fund's, and will be advised by the Adviser. All aspects of the New Villere Balanced Fund's management and administration will be the same as the Fund, other than as indicated below. In addition, all aspects of the New Villere Fund's expense structure and business operations (including share purchase and redemption procedures, dividends, distributions and tax consequences) will be identical to the Fund.

Factors Considered by the Board of Trustees

The proposed reorganization was unanimously approved by the Board of Trustees of the Trust at a meeting held on March 11, 2002. The Board of Trustees of the Trust was presented with information demonstrating that the proposed reorganization is fair to, and in the best interests of, the Trust, the Fund and its shareholders, and that the proposed reorganization would not result in the dilution of the interests of existing shareholders of the Fund.

The Board considered all factors they deemed to be relevant to the Fund, including, but not limited to the following: (1) the potential cost savings that may result when certain expenses common to the TIM Trust series are spread across the larger structure of the PMP Trust, which has a greater asset base than the TIM Trust; (2) the proposed reorganization should have no material impact on the economic interests of shareholders in the Fund other than to create the potential for greater cost savings; (3) the proposed reorganization will not affect the manner in which the Adviser advises the Fund or affect the terms and conditions of its advisory agreement with the Fund; (4) the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or shareholders; (5) there will be continuity of management of the Fund, as there will be substantial overlap between the officers of the two Trusts, a trustee of the TIM Trust has been elected as a trustee of the PMP Trust, and there will be no change in the Fund's other service providers; (6) the Administrator has agreed to bear all costs of the proposed reorganization; (7) an additional series of the TIM Trust with approximately $150.1 million in net assets also will be reorganized into the PMP Trust, and the adviser to that series plans to introduce three additional portfolios within the PMP Trust upon completion of their registration process with the Securities and Exchange Commission, further increasing the net assets of the PMP Trust; and (8) there do not appear to be any significant disadvantages to the change in the jurisdiction of the Trust's organization from Delaware to Massachusetts.

                              Comparing the Trusts

The PMP Trust and the TIM Trust both operate as multi-adviser investment companies designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. Each was organized and sponsored by an affiliate of the Administrator, which provides administration and distribution services to more than 250 mutual fund portfolios with over $130 billion in assets. The Administrator is owned by US Bancorp, the nation's eighth largest depository institution. The Administrator and its affiliated companies provide administration, distribution, custodial, transfer agency and fund accounting services to the Trusts.

One series of the PMP Trust, with approximately $122.6 million in net assets as of April 30, 2002, is in the process of reorganizing into another fund group in a transaction not related to the proposed reorganization of the Fund. However, in addition to the Fund, another series of the TIM Trust with approximately $150.1 million in net assets as of April 30, 2002, will also be reorganized into the PMP Trust. Furthermore, the adviser to that series has registered three additional portfolios for introduction this year, all of which will be series of the PMP Trust.

Service Providers

The Fund's investment adviser is St. Denis J. Villere & Co., 210 Baronne Street, Suite 808, New Orleans, LA 70112. The Fund's administrator is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The Fund's independent auditors are Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103. The Fund's distributor is Quasar Distributors, LLC, 615
E. Michigan St., Milwaukee, WI 53202. The Fund's transfer and dividend disbursing agent is US Bancorp Fund Services, LLC, 615 E. Michigan St., Milwaukee, WI 53202.

The  New  Villere   Balanced  Fund  will  have  the  same  investment   adviser,
administrator, independent auditors, distributor, and transfer and dividend disbursing agent as the Fund.

Trustees and Officers

The following sets forth certain information regarding the officers and trustees of each Trust. The officers of each Trust and the trustees who are designated as "interested persons" of the Trust are or have been affiliated with the Administrator and its related companies. Trustees of the PMP Trust are paid $20,000 per year while trustees of the TIM Trust are paid $10,000 per year.

         PMP Trust

Steven J. Paggioli* (born 1950). President and Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Consultant, U.S. Bancorp Fund Services, LLC; Trustee, Managers Funds; formerly Executive Vice President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Dorothy A. Berry (born 1943). Chairman and Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Consultant, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and President, Value Line, Inc. (investment advisory and financial publishing firm).

Wallace L. Cook (born 1939). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Retired; formerly Senior Vice President, Rockefeller Trust Co. and Financial Counselor, Rockefeller & Co.

Carl A. Froebel (born 1938). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Private Investor; formerly Managing Director, Premier Solutions, Ltd. and President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington (born 1944). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. President, Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Ashley T. Rabun (born 1952). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Founder and Chief Executive Officer, InvestorReach, Inc. (financial services marketing and distribution consulting); formerly Partner and Director, Nicholas-Applegate Capital Management (investment management).

Robert M. Slotky (born 1947). Treasurer, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services, LLC;
formerly, Senior Vice President, Investment Company Administration, LLC, instructor of accounting at California State University-Northridge, Chief Financial Officer of Wanger Asset Management L.P., and Treasurer of Acorn Investment Trust.

Chad Fickett (born 1973) Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.

* Indicates an "interested trustee" of the PMP Trust, as defined in the 1940
Act.

         TIM Trust

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

Ashley T. Rabun (born 1952). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Founder and Chief Executive Officer, InvestorReach, Inc. (financial services marketing and distribution consulting); formerly Partner and Director, Nicholas-Applegate Capital Management (investment management).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Robert H. Wadsworth* (born 1940). Trustee and President, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Consultant, U.S. Bancorp Fund Services, LLC; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.; formerly, President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Thomas W. Marschel (born 1970). Treasurer, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services; formerly Vice President, Advisors Series Trust; Vice President, Investment Company Administration, LLC.

Chad Fickett (born 1973) Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.


*    Indicates an "interested  person" of the TIM Trust,  as defined in the 1940
     Act.

Legal Considerations: Different States of Organization of the Two Trusts

The TIM Trust was organized in 1999 as a Delaware business trust. The PMP Trust was organized in 1987 as a Massachusetts business trust. A substantial number of U.S. domestic mutual funds are organized as either Massachusetts or Delaware business trusts.

In general, both Trusts operate in the same manner and the laws of each jurisdiction that apply to the operation of business trusts are substantially similar. Each Trust's Agreement and Declaration of Trust permits its Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be issued in any number of series. The assets and liabilities of each series are separate and distinct from each other series. Shares issued by a series of either Trust have no preemptive, conversion, or subscription rights. Each series of the Trusts' shares has equal and exclusive rights as to dividends and distributions as declared by that series and to the net assets of that series upon liquidation or dissolution.

The shareholders of such series of each Trust vote separately on matters affecting only the series (e.g., approval of its advisory agreement); all series vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Neither Trust is required nor does it intend to hold annual meetings of shareholders. However, such meetings may be called by the Trust's board of trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing trustees.

With regard to the TIM Trust, Delaware law makes clear that the holders of beneficial interest of a Delaware business trust will not be held personally liable for the trust's obligations. With regard to the PMP Trust, the holders of beneficial interests of a Massachusetts business trust theoretically could, under certain circumstances, be held personally liable for its obligations. However, the activities of the PMP Trust as an investment company would not likely give rise to liabilities in excess of the PMP Trust's total assets. Thus, the risk of a beneficial interest holder in the New Villere Balanced Fund incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the New Villere Balanced Fund itself is unable to meet its obligations. In addition, each trust's agreement and declaration of trust contains an express disclaimer of beneficial interest holder liability for acts or obligations of the trust. They also provide for indemnification and reimbursement of expenses out of the trust's assets for any beneficial interest holder held personally liable for obligations of the trust.

Other Matters

The Fund and the New Villere Balanced Fund have identical share purchase and redemption procedures. In addition, August 31 is the fiscal year end for both the Fund and the New Villere Balanced Fund.

                                  Vote Required

Shareholders of the Fund holding 40% of the outstanding shares of the Fund entitled to vote on the proposed reorganization must be present in person or by proxy to have a quorum to conduct business at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the reorganization to become effective. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted for the proposed reorganization. Abstentions and broker non-votes (i.e., proxies from brokers indicating that they have not received instructions on a particular matter with respect to which they do not have discretionary voting power) are considered present for purposes of obtaining a quorum, and will be counted as votes cast against the reorganization.

If by the time scheduled for the Meeting a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment all proxies that voted in favor of the proposal or that abstained, and all broker non-votes. They will vote against such adjournment those proxies required to be voted against the proposal.

The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                               General Information

Beneficial Ownership

To the knowledge of the Trust's management, as of the close of business on March 31, 2002, the officers and trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

To the knowledge of the Trust's management, before the close of business on March 31, 2002, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address                                           Percent of the Fund

Robert S. Maloney IRA                                      5.16%
P.O. Box 8160
New Orleans, LA 70182

Proxy Solicitation

The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. U.S. Bancorp Fund Services, LLC, the Administrator to the Fund, may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund's Administrator, and not by the Fund or the Trust.

Other Matters to Come Before the Meeting

The Trust's management does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Trust is not required nor does it intend to hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal, or notice of the proposal if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Reports to Shareholders

The Fund will furnish on request, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to Shareholders of the Fund.
Requests for such reports should be directed to the Adviser at 210 Baronne Street, Suite 808, New Orleans, LA 70112-7152 or by calling (800) 576-8229. The report also may be downloaded from the Fund's web site at www.villere.com.


In order that the presence of a quorum at the Meeting may be assured, prompt execution and return of the enclosed Proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                  Chad E. Fickett, Secretary
                                  Trust for Investment Managers

May 6, 2002







                                  EXHIBIT LIST

Exhibit A         Agreement and Plan of Reorganization



                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                             (Villere Balanced Fund)

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 1st day of April, 2002, by and between Trust for Investment Managers, a Delaware business trust ("TIM"), on behalf of the Villere Balanced Fund, a series of TIM (the "Old Fund"), and Professionally Managed Portfolios, a Massachusetts business trust ("PMP"), on behalf of the Villere Balanced Fund, a series of PMP (the "New Fund").

     WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") that will consist, among other things, of the transfer of assets of the Old Fund to the New Fund in exchange for shares of beneficial interest of the New Fund (with respect to such New Fund, the "New Shares");

     WHEREAS, the Board of Trustees of TIM, including a majority of the Trustees who are not "interested persons" of TIM, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of the Old Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

     WHEREAS, the Board of Trustees of PMP, including a majority of the Trustees who are not "interested persons" of PMP, as defined in the 1940 Act, has determined that the Plan is in the best interests of the sole shareholder of the New Fund, a newly created series of PMP formed for the specific purpose of entering into the Plan, and that the interests of the sole shareholder of the New Fund would not be diluted as a result of the transactions contemplated thereby.

     NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   Article 1
                    Transfer of Assets and Stated Liabilities

1.1 Transfer of Assets and Stated Liabilities. Subject to the terms and conditions set forth herein, and on the basis of the representations and warranties contained herein, on the Closing Date (as hereafter defined), the Old Fund shall assign, deliver and otherwise transfer all of its assets to the New Fund. In exchange therefor, the New Fund shall assume all of the Stated Liabilities (as defined below) of the Old Fund and deliver to the Old Fund the number of New Shares of the New Fund equal to (i) the aggregate net asset value of the Old Fund at the close of business on the date preceding the Closing Date, divided by (ii) the net asset value per share of the New Fund outstanding as of the close of business on such day. The Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund will assume all liabilities and obligations reflected on the unaudited statement of assets and liabilities of the Old Fund required by Section 2.12 below ("Stated Liabilities"). The New Fund shall assume only the Stated Liabilities of the Old Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, shall be assumed by the New Fund.

1.2 Liquidation of The Old Fund. Subject to the terms and conditions set forth herein, on the Closing Date, the Old Fund shall liquidate and shall distribute pro rata to its shareholders of record, determined as of the close of business on the day preceding the Closing Date, the New Shares of the New Fund received by it pursuant to Section 1.1.

1.3 No Issuance of Share Certificates. The liquidation and distribution of the Old Fund provided for herein shall be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Old Fund and transferring to these accounts the New Shares of the New Fund, credited to the account of the Old Fund, on the books of the New Fund. No certificates evidencing New Shares shall be issued.

1.4 Time and Date of Computation. The number of New Shares to be issued by the New Fund to the Old Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day (the "Valuation Date") immediately preceding the Closing Date in accordance with the regular practices of the PMP and TIM.

1.5 Closing Time and Place. The Closing Date shall be June 7, 2002, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization (the "Reorganization") contemplated by the Plan (the "Closing") shall be held at 10:00 a.m. (Pacific time) at the offices of PMP and TIM, 2020 E. Financial Way, Suite 100, Glendora, California, 91741 or such other time and/or place as the parties may mutually agree.

1.6 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7 Termination of The Old Fund. As promptly as practicable after the Closing, the legal existence of the Old Fund as a series of TIM shall be terminated.

                                   Article 2
         Conditions Precedent to the Effectiveness of the Reorganization

     The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1 Shareholder Approval. On or prior to the Closing Date, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Old Fund in accordance with the provisions of TIM's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to PMP on behalf of the New Fund.

2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3 Consents. All consents of the other party and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TIM or PMP to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party.

2.4 Effective Registration Statement. The Amendment to the Form N-1A Registration Statement of PMP with respect to the New Fund (the "Form N-1A") shall have become effective with the Securities and Exchange Commission (the "SEC") and shall continue to be effective on the Closing Date and no stop orders suspending the effectiveness thereof shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5 Good and Marketable Title. At the Closing Date, the Old Fund will have good and marketable title to its respective assets and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

2.6 Memorandum. The parties shall have received a memorandum from Paul, Hastings, Janofsky & Walker, LLP to the effect that the Reorganization does not involve the sale of securities by PMP and the New Fund is not required to register the New Shares through the filing of Form N-14 under the 1933 Act.

2.7 Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of the assets of the Old Fund to the New Fund in exchange for the New Shares of the New Fund and the assumption by the New Fund of the Stated Liabilities, and the distribution of the New Shares to the shareholders of the Old Fund in liquidation of the Old Fund will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) No gain or loss will be recognized by any New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares of the New Fund;

     (c) No gain or loss will be recognized by any Old Fund upon the transfer of its assets to the New Fund in exchange for the New Shares of the New Fund;

     (d) No gain or loss will be recognized by any shareholder of any Old Fund upon exchange of the Old Fund shares held by such shareholder immediately prior to the Reorganization for the New Shares of the New Fund;

     (e) The tax basis of the assets of the Old Fund acquired by the New Fund will be the same as the tax basis of such assets to the Old Fund immediately prior to the Reorganization;

     (f) The tax basis of the New Shares of the New Fund received by each shareholder of the Old Fund pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by such shareholder immediately prior to the Reorganization;

     (g) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund; and

     (h) The holding period of the New Shares of the New Fund to be received by each shareholder of the Old Fund will include the period during which the Old Fund shares exchanged therefor were held by such shareholder.

2.8 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and each of the President of PMP and the President of TIM shall have executed a certificate to such effect.

2.9 Composition of PMP Board of Trustees. The Board of Trustees of PMP ("PMP Board") shall have considered expanding the number of trustees comprising the PMP Board, provided such expansion is permissible under the Agreement and Declaration of Trust and the Bylaws of PMP and applicable law, and, if appropriate, promptly thereafter shall use its best efforts to appoint at least one trustee who is not an "interested person" as defined under the 1940 Act from the Board of Trustees of TIM to fill any resulting trustee position on the PMP Board.

2.10 Board Approval. With respect to the Old Fund, the Board of Trustees of TIM shall have determined that the Reorganization is in the best interests of the Old Fund and not dilutive of the economic interests of the Old Fund's shareholders. With respect to the New Fund, the Board of Trustees of PMP shall have determined that the Reorganization is in the best interests of the New Fund and not dilutive of the interests of any existing series of PMP.

2.11 Statement of Assets and Liabilities. The Old Fund shall have delivered to PMP on the Closing Date an unaudited statement of the Old Fund's assets and liabilities as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of TIM's Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

                                   Article 3
                         Representations and Warranties

     The parties represent and warrant as follows:

3.1 Structure and Standing. Each party represents and warrants that it is duly organized as a series of a business trust, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the power to own all of its properties and assets and conduct its business as described in its Form N-1A registration statement.

3.2 Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; this Agreement does not violate, and its performance will not result in violation of, any provision of its Declaration of Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4 Fund Assets. The Old Fund represents and warrants that (a) all of the issued and outstanding shares of the Old Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of each class of Old Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable; (c) the Old Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares; and (d) on the Closing Date the assets received by the New Fund from the Old Fund will be delivered to the New Fund, as provided in Section 1.1, free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Old Fund and without any restriction upon the transfer thereof, except for the Stated Liabilities assumed as provided in Section 1.1.

3.5 The New Shares. The New Fund represents and warrants that on the Closing Date (a) the New Shares of the New Fund to be delivered to the Old Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the New Fund or any other series of PMP has any preemptive right to subscription or purchase in respect thereof; (c) the Old Fund will acquire the New Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by PMP and without any restriction on the transfer thereof; and (d) the New Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6 Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8 Acquisition of the New Shares. The Old Fund represents and warrants that the New Shares of the New Fund to be acquired pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9 PMP. PMP represents and warrants that, as of the Closing Date, the New Fund will have only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the Reorganization.

3.10 Old Fund Financial Statements. The Old Fund represents and warrants that its Statements of Assets and Liabilities as of its most recent semi-annual and year-end periods provided to PMP and the Statement of Assets and Liabilities required by Section 2.12 above have been or shall be prepared in accordance with generally accepted accounting principles consistently applied, and each fairly reflects the Old Fund's financial condition as of its respective date, and there are no known contingent liabilities of the Old Fund as of such date not disclosed therein.

3.11 No Adverse Changes in the Old Fund. The Old Fund represents and warrants that since its most recent semi-annual and year-end periods, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by PMP (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute such a material adverse change).

3.12 Proxy Statement. TIM represents and warrants that the proxy statement under
     Schedule 14A to be provided to the shareholders of the Old Fund in connection with the transaction contemplated hereby (only insofar as it relates to such party) (the "Proxy Statement") will, on the date of its filing with the SEC and continuing until the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and will comply in all material respects with the 1933 Act, the Securities Exchange Act of1934 Act, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder.

3.13 Compliance. The Old Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations. The New Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations.

                                    Article 4
                                    Covenants

4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2 Shareholders Meeting. The Old Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization.

4.3 Preparation of Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, TIM shall prepare and file with the SEC, in form and substance satisfactory to both parties, the Proxy Statement and shall use its best efforts to provide that the Proxy Statement can be distributed to the shareholders of the Old Fund as promptly thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4 Fees and Expenses. Whether or not this Agreement is consummated, the Old Fund and the New Fund shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The expenses payable by the Old Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Old Fund referred to in Section 2.1 above; (iii) all fees and expenses related to the liquidation of the Old Fund; (iv) fees and expenses of the Old Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Old Fund's portfolio on the Valuation Date. US Bancorp Fund Services, LLC ("USBFS"), the administrator to the Old Fund and New Fund, has agreed to reimburse the Old Fund for the expenses listed in items (i) through (v) above. The expenses payable by the New Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing and filing one or more post-effective amendments to PMP's Form N-1A registration statement respecting the New Fund; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the New Fund's shares to be issued in connection with the Reorganization; and (iv) any fees and expenses of the New Fund's custodian and transfer agent incurred in connection with the Reorganization. USBFS has agreed to reimburse the New Fund for the expenses listed in items (i) through (iv) above.

4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further actions, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6 Indemnification. PMP and the New Fund agrees to indemnify TIM, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by PMP or the New Fund under this Agreement. PMP and the New Fund agrees to indemnify the Old Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by PMP or the New Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date

                                   Article 5
                        Termination, Amendment and Waiver

5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of TIM or the Board of Trustees of PMP at any time prior to the Closing Date, if

     (a) either party shall have breached any material provision of this Agreement; or

     (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or

     (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2  Effect of Termination.  In the event of any termination pursuant to Section
     5.1 (b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.

5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without such approval first having been obtained.

5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of TIM or the Board of Trustees of PMP, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the relevant Old Fund, or of the relevant New Fund, as the case may be.

                                   Article 6
                               General Provisions

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts made and to be performed in such state.

6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3 Recourse. All persons dealing with the Old Fund or the New Fund (each a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to TIM at 2020 E. Financial Way, Suite, 100, Glendora, California 91741, Attention:
     President, or PMP at 2020 E. Financial Way, Suite 100, Glendora, California 91741, Attention: President.

6.5 Survival. Except as specifically set forth in Section 4.6 above, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                   TRUST FOR INVESTMENT MANAGERS, on behalf of the Old Fund


                   By:  /s/ Robert H. Wadsworth
                        ---------------------------------------
                            Robert H. Wadsworth, President

                   PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of the New Fund


                   By:  /s/ Steven J. Paggioli
                        ---------------------------------------
                            Steven J. Paggioli, President





                         Special Meeting of Shareholders

                              Villere Balanced Fund


                                   PROXY CARD

                                   May 6, 2002

Solicited on Behalf of the Board of Trustees of Trust for Investment Managers

The undersigned hereby appoints Mr. Chad E. Fickett and Ms. Jeanette C. Head, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the

                              Villere Balanced Fund

(the "Fund"), a series of Trust for Investment Managers (the "Trust"), to be held on June 6, 2002 at the Administrative offices of the Fund, 615 E. Michigan Street, Milwaukee, WI 53202 or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 30, 2002. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed Proxy will be voted in favor of the proposal listed below unless you have specified otherwise. Please sign, date and return this Proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 30, 2002. Your signature authorizes the proxies to vote in their discretion upon such other business as may properly come before the Meeting, including without limitation all matters incident to the conduct of the Meeting.

         To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-XXX-XXXX
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.



1. Approval of the Plan of Reorganization of the Fund into a series of Professionally Managed Portfolios.

FOR [  ] AGAINST [  ] ABSTAIN [  ]

Dated: ______________, 2002

----------------------------------
Signature

-----------------------------------
Title (if applicable)

-----------------------------------
Signature (if held jointly)

-----------------------------------
Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.




                          TRUST FOR INVESTMENT MANAGERS
                              FUND*X UPGRADER FUND
                        235 Montgomery Street, Suite 1049
                             San Francisco, CA 94104

Dear Shareholder:

A Special Meeting of Shareholders of the Fund*X Upgrader Fund (the "Fund"), a series of Trust for Investment Managers (the "TIM Trust"), has been scheduled for June 6, 2002 (the "Special Meeting"). If you are a shareholder of record as of the close of business on April 30, 2002 you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyvote.com. You should use the enclosed instructions to vote by telephone or over the Internet.

At the Special Meeting currently scheduled for June 6, 2002, shareholders of the Fund will vote on whether to approve a proposal to reorganize the Fund into a newly formed series of Professionally Managed Portfolios (the "New Fund*X Fund"). Assuming approval, each shareholder will receive a number of shares of the New Fund*X Fund equal in dollar value to the Fund's shares that shareholder owned at the time of the reorganization. The reorganization should not have any federal or state tax consequences for the Fund or its shareholders. The attached Proxy Statement is designed to give you more information about the proposal.

No change in the normal business operations of the Fund is proposed. DAL Investment Company, LLC will act as investment adviser to the New Fund*X Fund, and the New Fund*X Fund's investment objectives, policies and strategies, and its operating expense and fee structures, will be unchanged. If the Fund becomes a series of Professionally Managed Portfolios, which is older and larger than the TIM Trust, we expect there may be some savings to shareholders of the Fund through the sharing of some operating expenses across a larger pool of assets, though such savings would be only with respect to those expenses shared across the entire Trust. There can be no assurance that these savings will be realized.

The Board of the TIM Trust has recommended approval of the reorganization and encourages you to support its recommendation. If shareholders fail to approve the reorganization, the trustees of the TIM Trust will consider other alternatives. Please do not hesitate to call (414)-765-5344 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Sincerely,

/s/ Robert H. Wadsworth, President      /s/ Janet Brown, President
Trust for Investment Managers           DAL Investment Company, LLC

May 6, 2002


                  QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

Trust for Investment Managers (the "TIM Trust") seeks your approval of a reorganization (the "Reorganization") of the Fund*X Upgrader Fund (the "Fund" or the "Current Fund") into a newly formed series (the "New Fund*X Fund") of Professionally Managed Portfolios (the "PMP Trust"). The TIM Trust's Board of Trustees recommends approval of the Reorganization because it believes that reorganizing the Fund into a series of the PMP Trust is likely to provide the Fund's shareholders with the potential for additional economies of scale that may arise through the sharing of certain operating expenses across the larger amount of assets contained in the PMP Trust. The Board is particularly comfortable with the reorganization because the New Fund*X Fund will be advised and managed by the same people who advise and manage the Fund, and the PMP Trust has operated for more than the past 10 years in the same manner as the TIM Trust and is sponsored by the same organization which administered the TIM Trust. The New Fund*X Fund will be identical to the Current Fund with respect to business operations and service providers, as well as fees and expenses.

Q.  HOW WILL THE REORGANIZATION WORK?

A. A new series of the PMP Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the New Fund*X Fund in return for all of the outstanding shares of the New Fund*X Fund. Finally, the Fund will distribute the New Fund*X Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New Fund*X Fund, and will hold the same number of shares with the same net asset value as they held prior to the Reorganization. If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Fund or its shareholders. Please refer to the proxy statement for a detailed explanation of the proposal.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the Reorganization, you will be a shareholder of the New Fund*X Fund, which has the same investment objective, strategies, investment adviser and administrator as the Fund. You will receive shares of the New Fund*X Fund equal in value to shares of the Fund you currently hold. The Reorganization will not affect the value of your account at the time of Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

Q.  WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders fail to approve the Reorganization, the Reorganization will not proceed and the Board will consider other alternatives for the Fund.

Q.  WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the TIM Trust recommends that you vote "FOR" the Reorganization.

Q.  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. The Fund's administrator will pay all costs related to the proposed Reorganization, including the costs relating to the shareholder meeting and this prospectus/proxy statement.

Q.  HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by telephone (please refer to the toll free number on your proxy card) or over the Internet at www.proxyvote.com. Please follow the enclosed instructions to use these methods of voting.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call (414) 765-5344 during normal business hours between 8 a.m. and 5 p.m. Central time.



                          TRUST FOR INVESTMENT MANAGERS
                              FUND*X UPGRADER FUND
                        235 Montgomery Street, Suite 1049
                             San Francisco, CA 94104

                Notice of Special Meeting To Be Held June 6, 2002

To the shareholders of Fund*X Upgrader Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust"):

Notice is hereby given that a special meeting (the "Meeting") of shareholders of the Fund will be held on June 6, 2002, at 9:00 a.m., Central time, at the office of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote on:

1. A proposed reorganization of the Fund into a newly organized series of Professionally Managed Portfolios which is discussed in more detail in the accompanying proxy statement.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 30, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

                                       By Order of the Board of Trustees
                                       Chad E. Fickett, Secretary

May 6, 2002



                          TRUST FOR INVESTMENT MANAGERS
                              FUND*X UPGRADER FUND
                        235 Montgomery Street, Suite 1049
                             San Francisco, CA 94104

                                 PROXY STATEMENT
                                   May 6, 2002

To the shareholders of Fund*X Upgrader Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust" or the "TIM Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on June 6, 2002.

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 6, 2002 at 9:00 a.m., Central time, at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is May 6, 2002. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a proposed reorganization of the Fund into a newly organized series of Professionally Managed Portfolios (the "PMP Trust").

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 or in person at the time of the Meeting.

Shareholders of the Fund at the close of business on April 30, 2002 will be entitled to be present and vote at the Meeting. As of that date, there were 5,318,753.697 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $150,130,386.97.


                    Background of the Proposed Reorganization

Generally

The Fund is currently a mutual fund portfolio of the TIM Trust, a Delaware business trust that was organized in 1999. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, formed the TIM Trust as a multi-adviser investment company designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. The PMP Trust was formed by the Administrator for the same reason, and is a Massachusetts business trust that was organized in 1987. As of the date of this proxy statement, the PMP Trust consists of 18 portfolios and approximately $415.0 million in net assets, and the TIM Trust consists of five portfolios and approximately $230.5 million in net assets.

When the TIM Trust was first organized in 1999, it was anticipated that additional fund portfolios would be added so that the Fund and other funds in the TIM Trust would be able to benefit from cost savings associated with sharing of certain common expenses by a number of different funds across a growing asset base. However, in recent years the introduction of new mutual funds has declined, and the expected growth in the number of portfolios within the TIM Trust has not materialized, thus reducing the prospects for these cost savings and resulting economies of scale that were expected for the TIM Trust.

As part of a cost savings effort the Fund's Administrator has recommended and the trustees of each of the TIM Trust and the PMP Trust (together, the "Trusts") have approved a proposal to reorganize the Fund and one other series of the TIM Trust into separate newly created series of the PMP Trust. At the same time, the other series of the TIM Trust will reorganize into newly created series of the Advisors Series Trust (the "AST Trust"), another series investment company organized and administered by the Administrator. The Administrator and your Board of Trustees expect that by becoming a series of the PMP Trust, the Fund will be in a better position to realize potential cost savings that may be expected when certain expenses common to the multiple series of a trust can be spread across a larger structure with a greater asset base. However, there can be no assurance that such cost savings will be achieved.

The Board and the Trustees of the PMP Trust met on February 25 and 26 of this year and approved the proposed reorganization and related resolutions and authorizations. As part of the proposed reorganization of the Fund, and in order to provide continuity of management, at these meetings the Board of Trustees of the PMP Trust also appointed Ashley T. Rabun, an independent trustee of the TIM Trust, to the PMP Board of Trustees. The other two independent trustees of the Trust, George J. Rebhan and James Clayburn LaForce, have been appointed as trustees of the AST Trust in connection with the reorganization of the other series of the TIM Trust into the AST Trust.

The   Administrator  and  the  Board  of  Trustees  believe  that  the  proposed reorganization should have no material impact on the economic interests of shareholders in the Fund. Net asset value will remain the same prior to and after the reorganization and, as a condition to the reorganization, counsel to the TIM Trust will issue an opinion that the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or its shareholders. After the reorganization, DAL Investment Company, LLC (the "Adviser") will continue to act as investment adviser to the New Fund*X Fund under the same terms and conditions in its current investment advisory agreement with the Fund, which will be unchanged. The Administrator has agreed to bear all costs of the reorganization.

How the Reorganization Will Work

A new series of the PMP Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the new series of the PMP Trust (the "New Fund*X Fund") in return for all of the outstanding shares of the New Fund*X Fund. Finally, the Fund will distribute the New Fund*X Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New Fund*X Fund, and will hold the same number of shares with the same net asset value as they held prior to the reorganization. Before the Plan is carried out, the Fund's counsel will issue an opinion to the effect that the transaction will not have any federal or state tax consequences to the Fund or its shareholders. The Plan is attached as Exhibit A.


What Will Happen Following the Reorganization

Following the reorganization, you will be a shareholder of the New Fund*X Fund with shares equal in value to the shares of the Fund you will hold immediately before the reorganization. The New Fund*X Fund has investment objectives and policies identical to the Fund's, and will be advised by the Adviser. All aspects of the New Fund* X Fund's management and administration will be the same as the Fund, other than as indicated below. In addition, all aspects of the New Fund*X Fund expenses structure and business operations (including share purchase and redemption procedures, dividends, distributions and tax consequences) will be identical to the Fund.

Factors Considered by the Board of Trustees

The proposed reorganization was unanimously approved by the Board of Trustees of the Trust at a meeting held on March 11, 2002. The Board of Trustees of the Trust was presented with information demonstrating that the proposed reorganization is fair to, and in the best interests of, the Trust, the Fund and its shareholders, and that the proposed reorganization would not result in the dilution of the interests of existing shareholders of the Fund.

The Board considered all factors they deemed to be relevant to the Fund, including, but not limited to the following: (1) the potential cost savings that may result when certain expenses common to the TIM Trust series are spread across the larger structure of the PMP Trust, which has a greater asset base than the TIM Trust; (2) the proposed reorganization should have no material impact on the economic interests of shareholders in the Fund other than to create the potential for greater cost savings; (3) the proposed reorganization will not affect the manner in which the Adviser advises the Fund or affect the terms and conditions of its advisory agreement with the Fund; (4) the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or shareholders; (5) there will be continuity of management of the Fund, as there will be substantial overlap between the officers of the two Trusts, a trustee of the TIM Trust has been elected as a trustee of the PMP Trust, and there will be no change in the Fund's other service providers; (6) the Administrator has agreed to bear all costs of the proposed reorganization; (7) an additional series of the TIM Trust with approximately $8.4 million in net assets also will be reorganized into the PMP Trust; (8) the Adviser plans to introduce three additional portfolios within the PMP Trust upon completion of their registration process with the Securities and Exchange Commission, further increasing the net assets of the PMP Trust; and (9) there do not appear to be any significant disadvantages to the change in the jurisdiction of the Trust's organization from Delaware to Massachusetts.

                              Comparing the Trusts

The PMP Trust and the TIM Trust both operate as multi-adviser investment companies designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. Each was organized and sponsored by an affiliate of the Administrator, which provides administration and distribution services to more than 250 mutual fund portfolios with over $130 billion in assets. The Administrator is owned by US Bancorp, the nation's eighth largest depository institution. The Administrator and its affiliated companies provide administration, distribution, custodial, transfer agency and fund accounting services to the Trusts.

One series of the PMP Trust, with approximately $122.6 million in net assets as of April 30, 2002, is in the process of reorganizing into another fund group in a transaction not related to the proposed reorganization of the Fund. However, the Adviser to the Fund has registered three additional portfolios for introduction this year, all of which will be series of the PMP Trust. In addition to the Fund, another portfolio of the TIM Trust with approximately $8.4 million in net assets as of April 30, 2002, will also be reorganized into the PMP Trust.

Service Providers

The Fund's investment adviser is DAL Investment Company, LLC, 235 Montgomery Street, Suite 1049, San Francisco, CA 94104. The Fund's administrator is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The Fund's independent auditors are Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103. The Fund's distributor is Quasar Distributors, LLC, 615
E. Michigan St., Milwaukee, WI 53202. The Fund's transfer and dividend disbursing agent is US Bancorp Fund Services, LLC, 615 E. Michigan St., Milwaukee, WI 53202.

The New Fund*X Fund will have the same investment adviser, administrator, independent auditors, distributor, and transfer and dividend disbursing agent as the Fund.

Trustees and Officers

The following sets forth certain information regarding the officers and trustees of each Trust. The officers of each Trust and the trustees who are designated as "interested persons" of the Trust are or have been affiliated with the Administrator and its related companies. Trustees of the PMP Trust are paid $20,000 per year while trustees of the TIM Trust are paid $10,000 per year.

         PMP Trust

Steven J. Paggioli* (born 1950). President and Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Consultant, U.S. Bancorp Fund Services, LLC; Trustee, Managers Funds; formerly Executive Vice President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Dorothy A. Berry (born 1943). Chairman and Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Consultant, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and President, Value Line, Inc. (investment advisory and financial publishing firm).

Wallace L. Cook (born 1939). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Retired; formerly Senior Vice President, Rockefeller Trust Co. and Financial Counselor, Rockefeller & Co.

Carl A. Froebel (born 1938). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Private Investor; formerly Managing Director, Premier Solutions, Ltd. and President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington (born 1944). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. President, Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Ashley T. Rabun (born 1952). Trustee, 2020 E. Financial Way, Ste. 100, Glendora, California 91741. Founder and Chief Executive Officer, InvestorReach, Inc. (financial services marketing and distribution consulting); formerly Partner and Director, Nicholas-Applegate Capital Management (investment management).

Robert M. Slotky (born 1947). Treasurer, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services, LLC;
formerly, Senior Vice President, Investment Company Administration, LLC, instructor of accounting at California State University-Northridge, Chief Financial Officer of Wanger Asset Management L.P., and Treasurer of Acorn Investment Trust.

Chad Fickett (born 1973) Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.

*    Indicates an "interested  trustee" of the PMP Trust, as defined in the 1940
     Act.

         TIM Trust

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

Ashley T. Rabun (born 1952). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Founder and Chief Executive Officer, InvestorReach, Inc. (financial services marketing and distribution consulting); formerly Partner and Director, Nicholas-Applegate Capital Management (investment management).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Robert H. Wadsworth* (born 1940). Trustee and President, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Consultant, U.S. Bancorp Fund Services, LLC; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.; formerly, President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Thomas W. Marschel (born 1970). Treasurer, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services; formerly Vice President, Advisors Series Trust; Vice President, Investment Company Administration, LLC.

Chad Fickett (born 1973) Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.


*    Indicates an "interested  person" of the TIM Trust,  as defined in the 1940
     Act.

Legal Considerations: Different States of Organization of the Two Trusts

The TIM Trust was organized in 1999 as a Delaware business trust. The PMP Trust was organized in 1987 as a Massachusetts business trust. A substantial number of U.S. domestic mutual funds are organized as either Massachusetts or Delaware business trusts.

In general, both Trusts operate in the same manner and the laws of each jurisdiction that apply to the operation of business trusts are substantially similar. Each Trust's Agreement and Declaration of Trust permits its Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be issued in any number of series. The assets and liabilities of each series are separate and distinct from each other series. Shares issued by a series of either Trust have no preemptive, conversion, or subscription rights. Each series of the Trusts' shares has equal and exclusive rights as to dividends and distributions as declared by that series and to the net assets of that series upon liquidation or dissolution.

The shareholders of such series of each Trust vote separately on matters affecting only the series (e.g., approval of its advisory agreement); all series vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Neither Trust is required nor does it intend to hold annual meetings of shareholders. However, such meetings may be called by the Trust's board of trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing trustees.

With regard to the TIM Trust, Delaware law makes clear that the holders of beneficial interest of a Delaware business trust will not be held personally liable for the trust's obligations. With regard to the PMP Trust, the holders of beneficial interests of a Massachusetts business trust theoretically could, under certain circumstances, be held personally liable for its obligations. However, the activities of the PMP Trust as an investment company would not likely give rise to liabilities in excess of the PMP Trust's total assets. Thus, the risk of a beneficial interest holder in the New Fund*X Fund incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the New Fund*X Fund itself is unable to meet its obligations. In addition, each trust's agreement and declaration of trust contains an express disclaimer of beneficial interest holder liability for acts or obligations of the trust. They also provide for indemnification and reimbursement of expenses out of the trust's assets for any beneficial interest holder held personally liable for obligations of the trust.

Other Matters

The Fund and the New Fund*X Fund have identical share purchase and redemption procedures. In addition, October 31 is the fiscal year end for both the Fund and the New Fund*X Fund.

                                  Vote Required

Shareholders of the Fund holding 40% of the outstanding shares of the Fund entitled to vote on the proposed reorganization must be present in person or by proxy to have a quorum to conduct business at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the reorganization to become effective. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted for the proposed reorganization. Abstentions and broker non-votes (i.e., proxies from brokers indicating that they have not received instructions on a particular matter with respect to which they do not have discretionary voting power) are considered present for purposes of obtaining a quorum, and will be counted as votes cast against the reorganization.

If by the time scheduled for the Meeting a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment all proxies that voted in favor of the proposal or that abstained, and all broker non-votes. They will vote against such adjournment those proxies required to be voted against the proposal.

The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                               General Information

Beneficial Ownership

To the knowledge of the Trust's management, as of the close of business on March 31, 2002, the officers and trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

To the knowledge of the Trust's management, before the close of business on March 31, 2002, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address                                           Percent of the Fund

Charles Schwab & Company, Inc.                             52.53%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122

National Investors Services Corp.                          16.32%
55 Water St., 32nd Floor
New York, NY 10041-3299

Proxy Solicitation

The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. U.S. Bancorp Fund Services, LLC, the Administrator to the Fund, may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund's Administrator, and not by the Fund or the Trust.

Other Matters to Come Before the Meeting

The Trust's management does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Trust is not required nor does it intend to hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal, or notice of the proposal if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Reports to Shareholders

The Fund will furnish on request, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to Shareholders of the Fund. Requests for such reports should be directed to the Adviser at 235 Montgomery Street, Suite 1049, San Francisco, CA 94104 or by calling (866) 455-3863.


In order that the presence of a quorum at the Meeting may be assured, prompt execution and return of the enclosed Proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                          Chad E. Fickett, Secretary
                                          Trust for Investment Managers

May 6, 2002





                                  EXHIBIT LIST

Exhibit A         Agreement and Plan of Reorganization




                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                             (Fund*X Upgrader Fund)

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 1st day of April, 2002, by and between Trust for Investment Managers, a Delaware business trust ("TIM"), on behalf of the Fund*X Upgrader Fund, a series of TIM (the "Old Fund"), and Professionally Managed Portfolios, a Massachusetts business trust ("PMP"), on behalf of the Fund*X Upgrader Fund, a series of PMP (the "New Fund").

     WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") that will consist, among other things, of the transfer of assets of the Old Fund to the New Fund in exchange for shares of beneficial interest of the New Fund (with respect to such New Fund, the "New Shares");

     WHEREAS, the Board of Trustees of TIM, including a majority of the Trustees who are not "interested persons" of TIM, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of the Old Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

     WHEREAS, the Board of Trustees of PMP, including a majority of the Trustees who are not "interested persons" of PMP, as defined in the 1940 Act, has determined that the Plan is in the best interests of the sole shareholder of the New Fund, a newly created series of PMP formed for the specific purpose of entering into the Plan, and that the interests of the sole shareholder of the New Fund would not be diluted as a result of the transactions contemplated thereby.

     NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   Article 1
                    Transfer of Assets and Stated Liabilities

1.1 Transfer of Assets and Stated Liabilities. Subject to the terms and conditions set forth herein, and on the basis of the representations and warranties contained herein, on the Closing Date (as hereafter defined), the Old Fund shall assign, deliver and otherwise transfer all of its assets to the New Fund. In exchange therefor, the New Fund shall assume all of the Stated Liabilities (as defined below) of the Old Fund and deliver to the Old Fund the number of New Shares of the New Fund equal to (i) the aggregate net asset value of the Old Fund at the close of business on the date preceding the Closing Date, divided by (ii) the net asset value per share of the New Fund outstanding as of the close of business on such day. The Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund will assume all liabilities and obligations reflected on the unaudited statement of assets and liabilities of the Old Fund required by Section 2.12 below ("Stated Liabilities"). The New Fund shall assume only the Stated Liabilities of the Old Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, shall be assumed by the New Fund.

1.2 Liquidation of The Old Fund. Subject to the terms and conditions set forth herein, on the Closing Date, the Old Fund shall liquidate and shall distribute pro rata to its shareholders of record, determined as of the close of business on the day preceding the Closing Date, the New Shares of the New Fund received by it pursuant to Section 1.1.

1.3 No Issuance of Share Certificates. The liquidation and distribution of the Old Fund provided for herein shall be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Old Fund and transferring to these accounts the New Shares of the New Fund, credited to the account of the Old Fund, on the books of the New Fund. No certificates evidencing New Shares shall be issued.

1.4 Time and Date of Computation. The number of New Shares to be issued by the New Fund to the Old Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day (the "Valuation Date") immediately preceding the Closing Date in accordance with the regular practices of the PMP and TIM.

1.5 Closing Time and Place. The Closing Date shall be June 7, 2002, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization (the "Reorganization") contemplated by the Plan (the "Closing") shall be held at 10:00 a.m. (Pacific time) at the offices of PMP and TIM, 2020 E. Financial Way, Suite 100, Glendora, California, 91741 or such other time and/or place as the parties may mutually agree.

1.6 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7 Termination of The Old Fund. As promptly as practicable after the Closing, the legal existence of the Old Fund as a series of TIM shall be terminated.

                                   Article 2
         Conditions Precedent to the Effectiveness of the Reorganization

     The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1 Shareholder Approval. On or prior to the Closing Date, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Old Fund in accordance with the provisions of TIM's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to PMP on behalf of the New Fund.

2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3 Consents. All consents of the other party and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TIM or PMP to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party.

2.4 Effective Registration Statement. The Amendment to the Form N-1A Registration Statement of PMP with respect to the New Fund (the "Form N-1A") shall have become effective with the Securities and Exchange Commission (the "SEC") and shall continue to be effective on the Closing Date and no stop orders suspending the effectiveness thereof shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5 Good and Marketable Title. At the Closing Date, the Old Fund will have good and marketable title to its respective assets and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

2.6 Memorandum. The parties shall have received a memorandum from Paul, Hastings, Janofsky & Walker, LLP to the effect that the Reorganization does not involve the sale of securities by PMP and the New Fund is not required to register the New Shares through the filing of Form N-14 under the 1933 Act.

2.7 Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of the assets of the Old Fund to the New Fund in exchange for the New Shares of the New Fund and the assumption by the New Fund of the Stated Liabilities, and the distribution of the New Shares to the shareholders of the Old Fund in liquidation of the Old Fund will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) No gain or loss will be recognized by any New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares of the New Fund;

     (c) No gain or loss will be recognized by any Old Fund upon the transfer of its assets to the New Fund in exchange for the New Shares of the New Fund;

     (d) No gain or loss will be recognized by any shareholder of any Old Fund upon exchange of the Old Fund shares held by such shareholder immediately prior to the Reorganization for the New Shares of the New Fund;

     (e) The tax basis of the assets of the Old Fund acquired by the New Fund will be the same as the tax basis of such assets to the Old Fund immediately prior to the Reorganization;

     (f) The tax basis of the New Shares of the New Fund received by each shareholder of the Old Fund pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by such shareholder immediately prior to the Reorganization;

     (g) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund; and

     (h) The holding period of the New Shares of the New Fund to be received by each shareholder of the Old Fund will include the period during which the Old Fund shares exchanged therefor were held by such shareholder.

2.8 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and each of the President of PMP and the President of TIM shall have executed a certificate to such effect.

2.9 Composition of PMP Board of Trustees. The Board of Trustees of PMP ("PMP Board") shall have considered expanding the number of trustees comprising the PMP Board, provided such expansion is permissible under the Agreement and Declaration of Trust and the Bylaws of PMP and applicable law, and, if appropriate, promptly thereafter shall use its best efforts to appoint at least one trustee who is not an "interested person" as defined under the 1940 Act from the Board of Trustees of TIM to fill any resulting trustee position on the PMP Board.

2.10 Board Approval. With respect to the Old Fund, the Board of Trustees of TIM shall have determined that the Reorganization is in the best interests of the Old Fund and not dilutive of the economic interests of the Old Fund's shareholders. With respect to the New Fund, the Board of Trustees of PMP shall have determined that the Reorganization is in the best interests of the New Fund and not dilutive of the interests of any existing series of PMP.

2.11 Statement of Assets and Liabilities. The Old Fund shall have delivered to PMP on the Closing Date an unaudited statement of the Old Fund's assets and liabilities as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of TIM's Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

                                   Article 3
                         Representations and Warranties

     The parties represent and warrant as follows:

3.1 Structure and Standing. Each party represents and warrants that it is duly organized as a series of a business trust, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the power to own all of its properties and assets and conduct its business as described in its Form N-1A registration statement.

3.2 Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; this Agreement does not violate, and its performance will not result in violation of, any provision of its Declaration of Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4 Fund Assets. The Old Fund represents and warrants that (a) all of the issued and outstanding shares of the Old Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of each class of Old Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable; (c) the Old Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares; and (d) on the Closing Date the assets received by the New Fund from the Old Fund will be delivered to the New Fund, as provided in Section 1.1, free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Old Fund and without any restriction upon the transfer thereof, except for the Stated Liabilities assumed as provided in Section 1.1.

3.5 The New Shares. The New Fund represents and warrants that on the Closing Date (a) the New Shares of the New Fund to be delivered to the Old Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the New Fund or any other series of PMP has any preemptive right to subscription or purchase in respect thereof; (c) the Old Fund will acquire the New Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by PMP and without any restriction on the transfer thereof; and (d) the New Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6 Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8 Acquisition of the New Shares. The Old Fund represents and warrants that the New Shares of the New Fund to be acquired pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9 PMP. PMP represents and warrants that, as of the Closing Date, the New Fund will have only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the Reorganization.

3.10 Old Fund Financial Statements. The Old Fund represents and warrants that its Statements of Assets and Liabilities as of its most recent semi-annual and year-end periods provided to PMP and the Statement of Assets and Liabilities required by Section 2.12 above have been or shall be prepared in accordance with generally accepted accounting principles consistently applied, and each fairly reflects the Old Fund's financial condition as of its respective date, and there are no known contingent liabilities of the Old Fund as of such date not disclosed therein.

3.11 No Adverse Changes in the Old Fund. The Old Fund represents and warrants that since its most recent semi-annual and year-end periods, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by PMP (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute such a material adverse change).

3.12 Proxy Statement. TIM represents and warrants that the proxy statement under
     Schedule 14A to be provided to the shareholders of the Old Fund in connection with the transaction contemplated hereby (only insofar as it relates to such party) (the "Proxy Statement") will, on the date of its filing with the SEC and continuing until the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 Act, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder.

3.13 Compliance. The Old Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations. The New Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations.

                                    Article 4
                                    Covenants

4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2 Shareholders Meeting. The Old Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization.

4.3 Preparation of Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, TIM shall prepare and file with the SEC, in form and substance satisfactory to both parties, the Proxy Statement and shall use its best efforts to provide that the Proxy Statement can be distributed to the shareholders of the Old Fund as promptly thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4 Fees and Expenses. Whether or not this Agreement is consummated, the Old Fund and the New Fund shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The expenses payable by the Old Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Old Fund referred to in Section 2.1 above; (iii) all fees and expenses related to the liquidation of the Old Fund; (iv) fees and expenses of the Old Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Old Fund's portfolio on the Valuation Date. US Bancorp Fund Services, LLC ("USBFS"), the administrator to the Old Fund and New Fund, has agreed to reimburse the Old Fund for the expenses listed in items (i) through (v) above. The expenses payable by the New Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing and filing one or more post-effective amendments to PMP's Form N-1A registration statement respecting the New Fund; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the New Fund's shares to be issued in connection with the Reorganization; and (iv) any fees and expenses of the New Fund's custodian and transfer agent incurred in connection with the Reorganization. USBFS has agreed to reimburse the New Fund for the expenses listed in items (i) through (iv) above.

4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further actions, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6 Indemnification. PMP and the New Fund agrees to indemnify TIM, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by PMP or the New Fund under this Agreement. PMP and the New Fund agrees to indemnify the Old Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by PMP or the New Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date

                                   Article 5
                        Termination, Amendment and Waiver

5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of TIM or the Board of Trustees of PMP at any time prior to the Closing Date, if

     (a) either party shall have breached any material provision of this Agreement; or

     (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or

     (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2  Effect of Termination.  In the event of any termination pursuant to Section
     5.1 (b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.

5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without such approval first having been obtained.

5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of TIM or the Board of Trustees of PMP, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the relevant Old Fund, or of the relevant New Fund, as the case may be.

                                   Article 6
                               General Provisions

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts made and to be performed in such state.

6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3 Recourse. All persons dealing with the Old Fund or the New Fund (each a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to TIM at 2020 E. Financial Way, Suite, 100, Glendora, California 91741, Attention:
     President, or PMP at 2020 E. Financial Way, Suite 100, Glendora, California 91741, Attention: President.

6.5 Survival. Except as specifically set forth in Section 4.6 above, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                  TRUST FOR INVESTMENT MANAGERS, on behalf of the Old Fund

                  By: /s/ Robert H. Wadsworth
                      ----------------------------------
                          Robert H. Wadsworth, President

                  PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of the New Fund


                  By:/s/ Steven J. Paggioli
                     -----------------------------------
                         Steven J. Paggioli, President



                         Special Meeting of Shareholders

                              Fund*X Upgrader Fund


                                   PROXY CARD

                                   May 6, 2002

Solicited on Behalf of the Board of Trustees of Trust for Investment Managers

The undersigned hereby appoints Mr. Chad E. Fickett and Ms. Jeanette C. Head, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the

                              Fund*X Upgrader Fund

(the "Fund"), a series of Trust for Investment Managers (the "Trust"), to be held on June 6, 2002 at the Administrative offices of the Fund, 615 E. Michigan Street, Milwaukee, WI 53202 or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 30, 2002. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed Proxy will be voted in favor of the proposal listed below unless you have specified otherwise. Please sign, date and return this Proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 30, 2002. Your signature authorizes the proxies to vote in their discretion upon such other business as may properly come before the Meeting, including without limitation all matters incident to the conduct of the Meeting.

         To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-XXX-XXXX
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.


1. Approval of the Plan of Reorganization of the Fund into a series of Professionally Managed Portfolios.

FOR [  ] AGAINST [  ] ABSTAIN [  ]

Dated: ______________, 2002


----------------------------------
Signature

-----------------------------------
Title (if applicable)

-----------------------------------
Signature (if held jointly)

-----------------------------------
Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.



                          TRUST FOR INVESTMENT MANAGERS
                           GILFORD OAKWOOD EQUITY FUND
                       1901 Avenue of the Stars, Suite 390
                              Los Angeles, CA 90067

Dear Shareholder:

A Special Meeting of Shareholders of the Gilford Oakwood Equity Fund (the "Fund"), a series of Trust for Investment Managers (the "TIM Trust"), has been scheduled for June 6, 2002 (the "Special Meeting"). If you are a shareholder of record as of the close of business on April 30, 2002 you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyvote.com. You should use the enclosed instructions to vote by telephone or over the Internet.

At the Special Meeting currently scheduled for June 6, 2002, shareholders of the Fund will vote on whether to approve a proposal to reorganize the Fund into a newly formed series of Advisors Series Trust (the "New Gilford Fund"). Assuming approval, each shareholder will receive a number of shares of the New Gilford Fund equal in dollar value to the Fund's shares that shareholder owned at the time of the reorganization. The reorganization should not have any federal or state tax consequences for the Fund or its shareholders. The attached Proxy Statement is designed to give you more information about the proposal.

No change in the normal business operations of the Fund is proposed. Oakwood Capital Management, LLC will act as investment adviser to the New Gilford Fund, and the New Gilford Fund's investment objectives, policies and strategies, and its operating expense and fee structures, will be unchanged. If the Fund becomes a series of Advisors Series Trust, which is older and larger than the TIM Trust, we expect there may be some savings to shareholders of the Fund through the sharing of some operating expenses across a larger pool of assets, though such savings would be only with respect to those expenses shared across the entire Trust. There can be no assurance that these savings will be realized.

The Board of the TIM Trust has recommended approval of the reorganization and encourages you to support its recommendation. If shareholders fail to approve the reorganization, the trustees of the TIM Trust will consider other alternatives. Please do not hesitate to call (414) 765-5344 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.


Sincerely,

/s/ Robert H. Wadsworth, President        /s/ James M. Lyon, CFA, CIC
Trust for Investment Managers             Oakwood Capital Management, LLC

                                          /s/ Marla L. Harkness, CFA, CIC
                                          Oakwood Capital Management, LLC

May 6, 2002



                  QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

Trust for Investment Managers (the "TIM Trust") seeks your approval of a reorganization (the "Reorganization") of the Gilford Oakwood Equity Fund (the "Fund" or the "Current Fund") into a newly formed series (the "New Gilford Fund") of Advisors Series Trust (the "AST Trust"). The TIM Trust's Board of Trustees recommends approval of the Reorganization because it believes that reorganizing the Fund into a series of the AST Trust is likely to provide the Fund's shareholders with the potential for additional economies of scale that may arise through the sharing of certain operating expenses across the larger amount of assets contained in the AST Trust. The Board is particularly comfortable with the reorganization because the New Gilford Fund will be advised and managed by the same people who advise and manage the Fund, and the AST Trust has operated for more than the past 5 years in the same manner as the TIM Trust and is sponsored by the same organization which administered the TIM Trust. The New Gilford Fund will be identical to the Current Fund with respect to business operations and service providers, as well as fees and expenses.

Q.  HOW WILL THE REORGANIZATION WORK?

A. A new series of the AST Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the New Gilford Fund in return for all of the outstanding shares of the New Gilford Fund. Finally, the Fund will distribute the New Gilford Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New Gilford Fund, and will hold the same number of shares with the same net asset value as they held prior to the Reorganization. If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Fund or its shareholders. Please refer to the proxy statement for a detailed explanation of the proposal.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the Reorganization, you will be a shareholder of the New Gilford Fund, which has the same investment objective, strategies, investment adviser and administrator as the Fund. You will receive shares of the New Gilford Fund equal in value to shares of the Fund you currently hold. The Reorganization will not affect the value of your account at the time of Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

Q.  WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders fail to approve the Reorganization, the Reorganization will not proceed and the Board will consider other alternatives for the Fund.

Q.  WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the TIM Trust recommends that you vote "FOR" the Reorganization.

Q.  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. The Fund's administrator will pay all costs related to the proposed Reorganization, including the costs relating to the shareholder meeting and this prospectus/proxy statement.

Q.  HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by telephone .(please refer to the toll free number on your proxy card)or over the Internet at www.proxyvote.com. Please follow the enclosed instructions to use these methods of voting.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call (414) 765-5344 during normal business hours between 8 a.m. and 5 p.m. Central time.


                          TRUST FOR INVESTMENT MANAGERS
                           GILFORD OAKWOOD EQUITY FUND
                       1901 Avenue of the Stars, Suite 390
                              Los Angeles, CA 90067

                Notice of Special Meeting To Be Held June 6, 2002

To the shareholders of the Gilford Oakwood Equity Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust"):

Notice is hereby given that a special meeting (the "Meeting") of shareholders of the Fund will be held on June 6, 2002, at 9:00 a.m., Central time, at the office of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote on:

1. A proposed reorganization of the Fund into a newly organized series of Advisors Series Trust which is discussed in more detail in the accompanying proxy statement..

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 30, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

                                        By Order of the Board of Trustees
                                        Chad E. Fickett, Secretary

May 6, 2002


                          TRUST FOR INVESTMENT MANAGERS
                           GILFORD OAKWOOD EQUITY FUND
                       1901 Avenue of the Stars, Suite 390
                              Los Angeles, CA 90067

                                 PROXY STATEMENT

                                   May 6, 2002

To the shareholders of the Gilford Oakwood Equity Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust" or the "TIM Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on June 6, 2002.

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 6, 2002 at 9:00 a.m., Central time, at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is May 6, 2002. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a proposed reorganization of the Fund into a newly organized series of Advisors Series Trust (the "AST Trust").

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 or in person at the time of the Meeting.

Shareholders of the Fund at the close of business on April 30, 2002 will be entitled to be present and vote at the Meeting. As of that date, there were 188,780.735 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $2,446,516.71.


                    Background of the Proposed Reorganization

Generally

The Fund is currently a mutual fund portfolio of the TIM Trust, a Delaware business trust that was organized in 1999. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, formed the TIM Trust as a multi-adviser investment company designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. The AST Trust was formed by the Administrator for the same reason, and is also a Delaware business trust that was organized in 1996. As of the date of this proxy statement, the AST Trust consists of 16 portfolios and approximately $311.2 million in net assets, and the TIM Trust consists of five portfolios and approximately $230.5 million in net assets.

When the TIM Trust was first organized in 1999, it was anticipated that additional fund portfolios would be added so that the Fund and other funds in the TIM Trust would be able to benefit from cost savings associated with sharing of certain common expenses by a number of different funds across a growing asset base. However, in recent years the introduction of new mutual funds has declined, and the expected growth in the number of portfolios within the TIM Trust has not materialized, thus reducing the prospects for these cost savings and resulting economies of scale that were expected for the TIM Trust.

As part of a cost savings effort the Fund's Administrator has recommended and the trustees of each of the TIM Trust and the AST Trust (together, the "Trusts") have approved a proposal to reorganize the Fund and two other series of the TIM Trust into separate newly created series of the AST Trust. At the same time, the other series of the TIM Trust will reorganize into newly created series of the Professionally Managed Portfolios (the "PMP Trust"), another series investment company organized and administered by the Administrator. The Administrator and your Board of Trustees expect that by becoming a series of the AST Trust, the Fund will be in a better position to realize potential cost savings that may be expected when certain expenses common to the multiple series of a trust can be spread across a larger structure with a greater asset base. However, there can be no assurance that such cost savings will be achieved.

The Board and the Trustees of the AST Trust met on March 14 and 15 of this year and approved the proposed reorganization and related resolutions and authorizations. As part of the proposed reorganization of the Fund, and in order to provide continuity of management, at these meetings the Board of Trustees of the AST Trust also appointed George J. Rebhan and James Clayburn LaForce, each an independent trustee of the TIM Trust, to the AST Board of Trustees. The other independent trustee of the Trust, Ashley T. Rabun, has been appointed as trustees of the PMP Trust in connection with the reorganization of the other series of the TIM Trust into the PMP Trust.

The   Administrator  and  the  Board  of  Trustees  believe  that  the  proposed reorganization should have no material impact on the economic interests of shareholders in the Fund. Net asset value will remain the same prior to and after the reorganization and, as a condition to the reorganization, counsel to the TIM Trust will issue an opinion that the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or its shareholders. After the reorganization, Oakwood Capital Management, LLC (the "Adviser") will continue to act as investment adviser to the New Gilford Fund under the same terms and conditions in its current investment advisory agreement with the Fund, which will be unchanged. The Administrator has agreed to bear all costs of the reorganization.

How the Reorganization Will Work

A new series of the AST Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the new series of the AST Trust (the "New Gilford Fund") in return for all of the outstanding shares of the New Gilford Fund. Finally, the Fund will distribute the New Gilford Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New Gilford Fund, and will hold the same number of shares with the same net asset value as they held prior to the reorganization.Before the Plan is carried out, the Fund's counsel will issue an opinion to the effect that the transaction will not have any federal or state tax consequences to the Fund or its shareholders. The Plan is attached as Exhibit A.


What Will Happen Following the Reorganization

Following the reorganization, you will be a shareholder of the New Gilford Fund with shares equal in value to the shares of the Fund you will hold immediately before the reorganization. The New Gilford Fund has investment objectives and policies identical to the Fund's, and will be advised by the Adviser. All aspects of the New Gilford Fund's management and administration will be the same as the Fund, other than as indicated below. In addition, all aspects of the New Gilford Fund's expenses structure and business operations (including share purchase and redemption procedures, dividends, distributions and tax consequences) will be identical to the Fund.

Factors Considered by the Board of Trustees

The proposed reorganization was unanimously approved by the Board of Trustees of the Trust at a meeting held on March 11, 2002. The Board of Trustees of the Trust was presented with information demonstrating that the proposed reorganization is fair to, and in the best interests of, the Trust, the Fund and its shareholders, and that the proposed reorganization would not result in the dilution of the interests of existing shareholders of the Fund.

The Board considered all factors they deemed to be relevant to the Fund, including, but not limited to the following: (1) the potential cost savings that may result when certain expenses common to the TIM Trust series are spread across the larger structure of the AST Trust, which has a greater asset base than the TIM Trust; (2) the proposed reorganization should have no material impact on the economic interests of shareholders in the Fund other than to create the potential for greater cost savings; (3) the proposed reorganization will not affect the manner in which the Adviser advises the Fund or affect the terms and conditions of its advisory agreement with the Fund; (4) the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or shareholders; (5) there will be continuity of management of the Fund, as there will be substantial overlap between the officers of the two Trusts, two trustees of the TIM Trust have been elected as trustees of the AST Trust, and there will be no change in the Fund's other service providers; (6) the Administrator has agreed to bear all costs of the proposed reorganization; (7) two additional series of the TIM Trust with approximately $69.6 million in combined net assets also will be reorganized into the AST Trust, further increasing its assets; and (8) there will be no change in jurisdiction of the Trust's organization as both the TIM Trust and the AST Trust are organized in Delaware.

                              Comparing the Trusts

The AST Trust and the TIM Trust both operate as multi-adviser investment companies designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. Each was organized and sponsored by an affiliate of the Administrator, which provides administration and distribution services to more than 250 mutual fund portfolios with over $130 billion in assets. The Administrator is owned by US Bancorp, the nation's eighth largest depository institution. The Administrator and its affiliated companies provide administration, custodial, and fund accounting services to the Trusts.

Service Providers

The Fund's investment adviser is Oakwood Capital Management, LLC 1901 Avenue of the Stars, Suite 390, Los Angeles, CA 90067. The Fund's administrator is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The Fund's independent auditors are Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103. The Fund's distributor is Gilford Securities, Inc., 850 Third Avenue, New York, NY 10022. The Fund's transfer and dividend disbursing agent is Orbitex Data Services, Inc., 14707 California Street, Suite 5, Omaha, Nebraska 68154.

The New Gilford Fund will have the same investment adviser, administrator, independent auditors, distributor, and transfer and dividend disbursing agent as the Fund.

Trustees and Officers

The following sets forth certain information regarding the officers and trustees of each Trust. The officers of each Trust and the trustees who are designated as "interested persons" of the Trust are or have been affiliated with the Administrator and its related companies. Trustees of the AST Trust are paid $20,000 per year while trustees of the TIM Trust are paid $10,000 per year.

         AST Trust

Walter E. Auch (born 1921). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, PIMCO Advisors LLP and Senele Group.

Donald E. O'Connor (born 1936). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997). Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

George T. Wofford III (born 1939). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Eric M. Banhazl* (born 1957). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. President and Treasurer of the Trust; Senior Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Chad Fickett (born 1973). Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.

*    Indicates an "interested  trustee" of the AST Trust, as defined in the 1940
     Act.

         TIM Trust

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

Ashley T. Rabun (born 1952). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Founder and Chief Executive Officer, InvestorReach, Inc. (financial services marketing and distribution consulting); formerly Partner and Director, Nicholas-Applegate Capital Management (investment management).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Robert H. Wadsworth* (born 1940). Trustee and President, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Consultant, U.S. Bancorp Fund Services, LLC; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.; formerly, President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Thomas W. Marschel (born 1970). Treasurer, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services; formerly Vice President, Advisors Series Trust; Vice President, Investment Company Administration, LLC.

Chad Fickett (born 1973) Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.


*    Indicates an "interested  person" of the TIM Trust,  as defined in the 1940
     Act.

Legal Considerations: State of Organization of the Two Trusts

The TIM Trust was organized in 1999 as a Delaware business trust. The AST Trust was also organized as a Delaware business trust in 1996. A substantial number of U.S. domestic mutual funds are organized as Delaware business trusts.

In general, both Trusts operate in the same manner and each is subject to the laws of Delaware with respect to the operation of business trusts. Each Trust's Agreement and Declaration of Trust permits its Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be issued in any number of series. The assets and liabilities of each series are separate and distinct from each other series. Shares issued by a series of either Trust have no preemptive, conversion, or subscription rights. Each series of the Trusts' shares has equal and exclusive rights as to dividends and distributions as declared by that series and to the net assets of that series upon liquidation or dissolution.

The shareholders of such series of each Trust vote separately on matters affecting only the series (e.g., approval of its advisory agreement); all series vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Neither Trust is required nor does it intend to hold annual meetings of shareholders. However, such meetings may be called by the Trust's board of trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing trustees.

With regard to each Trust, Delaware law makes clear that the holders of beneficial interest of a Delaware business trust will not be held personally liable for the trust's obligations. In addition, each trust's agreement and declaration of trust contains an express disclaimer of beneficial interest holder liability for acts or obligations of the trust. They also provide for indemnification and reimbursement of expenses out of the trust's assets for any beneficial interest holder held personally liable for obligations of the trust.

Other Matters

The Fund and the New Gilford Fund have identical share purchase and redemption procedures. In addition, December 31 is the fiscal year end for both the Fund and the New Gilford Fund.

                                  Vote Required

Shareholders of the Fund holding 40% of the outstanding shares of the Fund entitled to vote on the proposed reorganization must be present in person or by proxy to have a quorum to conduct business at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the reorganization to become effective. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted for the proposed reorganization. Abstentions and broker non-votes (i.e., proxies from brokers indicating that they have not received instructions on a particular matter with respect to which they do not have discretionary voting power) are considered present for purposes of obtaining a quorum, and will be counted as votes cast against the reorganization.

If by the time scheduled for the Meeting a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment all proxies that voted in favor of the proposal or that abstained, and all broker non-votes. They will vote against such adjournment those proxies required to be voted against the proposal.

The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                               General Information

Beneficial Ownership

To the knowledge of the Trust's management, as of the close of business on March 31, 2002, the officers and trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

To the knowledge of the Trust's management, before the close of business on March 31, 2002, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address                                Class of Shares    Percent of
                                                                    the Fund

Wexford Clearing Services Corp., FBO
Virginia E. Drysdale, Trustee
Eugene and Virginia Drysdale Rev. Living Trust     Class B            14.05%
Long Beach, CA 90803-2920

Mr. Robert Michaels
293 West Clarktown Road                            Class B            11.79%
New City, NY 10956

Wexford Clearing Services Corp., FBO
Christopher Busardo & Julia Ellen Busardo
275 Clubhouse Dr.                                  Class B            11.73%
Middletown, NY 07748-1322

Wexford Clearing Services Corp., FBO
Randee G. Mourginakis
1 Partridge Hollow Rd.                             Class B            10.38%
Greenwich, CT 06831-2662

Wexford Clearing Services Corp., FBO
Benjamin Vyniamin Guralnik and Lana Guralnik,
Co-Trustees                                        Class B            6.86%
Guarlnik Living Trust
Beverly Hills, CA 90210-3329

Wexford Clearing Services Corp., FBO
Dr. Nayel J. Sayegh and Sana Sayegh                Class C            23.45%
464 Ardsley Rd.
Scarsdale, NY 10583-1914

Wexford Clearing Services Corp., FBO
Mr. Ralph Worthington, Trustee
Ralph Worthington Defined Benefit Pension Plan     Class C            9.90%
145 East 74th Street
New York, NY 10021-3225


Proxy Solicitation

The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. U.S. Bancorp Fund Services, LLC, the Administrator to the Fund, may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund's Administrator, and not by the Fund or the Trust.

Other Matters to Come Before the Meeting

The Trust's management does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Trust is not required nor does it intend to hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal, or notice of the proposal if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Reports to Shareholders

The Fund will furnish on request, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to Shareholders of the Fund. Requests for such reports should be directed to the Adviser at 1901 Avenue of the Stars, Los Angeles, California 90067 or by calling (866) 811-0216.

In order that the presence of a quorum at the Meeting may be assured, prompt execution and return of the enclosed Proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                           Chad E. Fickett, Secretary
                                           Trust for Investment Managers

May 6, 2002



                                  EXHIBIT LIST

Exhibit A       Agreement and Plan of Reorganization




                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                          (Gilford Oakwood Equity Fund)

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 1st day of April, 2002, by and between Trust for Investment Managers, a Delaware business trust ("TIM"), on behalf of the Gilford Oakwood Equity Fund, a series of TIM (the "Old Fund"), and Advisors Series Trust, a Delaware business trust ("AST"), on behalf of the Gilford Oakwood Equity Fund, a series of AST (the "New Fund").

     WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") that will consist, among other things, of the transfer of assets of the Old Fund to the New Fund in exchange for shares of beneficial interest of the New Fund (with respect to such New Fund, the "New Shares");

     WHEREAS, the Board of Trustees of TIM, including a majority of the Trustees who are not "interested persons" of TIM, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of the Old Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

     WHEREAS, the Board of Trustees of AST, including a majority of the Trustees who are not "interested persons" of AST, as defined in the 1940 Act, has determined that the Plan is in the best interests of the sole shareholder of the New Fund, a newly created series of AST formed for the specific purpose of entering into the Plan, and that the interests of the sole shareholder of the New Fund would not be diluted as a result of the transactions contemplated thereby.

     NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   Article 1
                    Transfer of Assets and Stated Liabilities

1.1 Transfer of Assets and Stated Liabilities. Subject to the terms and conditions set forth herein, and on the basis of the representations and warranties contained herein, on the Closing Date (as hereafter defined), the Old Fund shall assign, deliver and otherwise transfer all of its assets to the New Fund. In exchange therefor, the New Fund shall assume all of the Stated Liabilities (as defined below) of the Old Fund and deliver to the Old Fund the number of New Shares of the New Fund equal to (i) the aggregate net asset value of the Old Fund at the close of business on the date preceding the Closing Date, divided by (ii) the net asset value per share of the New Fund outstanding as of the close of business on such day. The Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund will assume all liabilities and obligations reflected on the unaudited statement of assets and liabilities of the Old Fund required by Section 2.12 below ("Stated Liabilities"). The New Fund shall assume only the Stated Liabilities of the Old Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, shall be assumed by the New Fund.

1.2 Liquidation of The Old Fund. Subject to the terms and conditions set forth herein, on the Closing Date, the Old Fund shall liquidate and shall distribute pro rata to its shareholders of record, determined as of the close of business on the day preceding the Closing Date, the New Shares of the New Fund received by it pursuant to Section 1.1.

1.3 No Issuance of Share Certificates. The liquidation and distribution of the Old Fund provided for herein shall be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Old Fund and transferring to these accounts the New Shares of the New Fund, credited to the account of the Old Fund, on the books of the New Fund. No certificates evidencing New Shares shall be issued.

1.4 Time and Date of Computation. The number of New Shares to be issued by the New Fund to the Old Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day (the "Valuation Date") immediately preceding the Closing Date in accordance with the regular practices of the AST and TIM.

1.5 Closing Time and Place. The Closing Date shall be June 7, 2002, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization (the "Reorganization") contemplated by the Plan (the "Closing") shall be held at 10:00 a.m. (Pacific time) at the offices of TIM and AST at, 2020 E. Financial Way, Suite 100, Glendora, California 91741 or such other time and/or place as the parties may mutually agree.

1.6 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7 Termination of The Old Fund. As promptly as practicable after the Closing, the legal existence of the Old Fund as a series of TIM shall be terminated.

                                   Article 2
         Conditions Precedent to the Effectiveness of the Reorganization

     The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1 Shareholder Approval. On or prior to the Closing Date, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Old Fund in accordance with the provisions of TIM's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to AST on behalf of the New Fund.

2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3 Consents. All consents of the other party and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TIM or AST to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party.

2.4 Effective Registration Statement. The Amendment to the Form N-1A Registration Statement of AST with respect to the New Fund (the "Form N-1A") shall have become effective with the Securities and Exchange Commission (the "SEC") and shall continue to be effective on the Closing Date and no stop orders suspending the effectiveness thereof shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5 Good and Marketable Title. At the Closing Date, the Old Fund will have good and marketable title to its respective assets and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

2.6 Memorandum. The parties shall have received a memorandum from Paul, Hastings, Janofsky & Walker, LLP to the effect that the Reorganization does not involve the sale of securities by AST and the New Fund is not required to register the New Shares through the filing of Form N-14 under the 1933 Act.

2.7 Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of the assets of the Old Fund to the New Fund in exchange for the New Shares of the New Fund and the assumption by the New Fund of the Stated Liabilities, and the distribution of the New Shares to the shareholders of the Old Fund in liquidation of the Old Fund will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) No gain or loss will be recognized by any New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares of the New Fund;

     (c) No gain or loss will be recognized by any Old Fund upon the transfer of its assets to the New Fund in exchange for the New Shares of the New Fund;

     (d) No gain or loss will be recognized by any shareholder of any Old Fund upon exchange of the Old Fund shares held by such shareholder immediately prior to the Reorganization for the New Shares of the New Fund;

     (e) The tax basis of the assets of the Old Fund acquired by the New Fund will be the same as the tax basis of such assets to the Old Fund immediately prior to the Reorganization;

     (f) The tax basis of the New Shares of the New Fund received by each shareholder of the Old Fund pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by such shareholder immediately prior to the Reorganization;

     (g) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund; and

     (h) The holding period of the New Shares of the New Fund to be received by each shareholder of the Old Fund will include the period during which the Old Fund shares exchanged therefor were held by such shareholder.

2.8 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and each of the President of AST and the President of TIM shall have executed a certificate to such effect.

2.9 Composition of AST Board of Trustees. The Board of Trustees of AST ("AST Board") shall have considered expanding the number of trustees comprising the AST Board, provided such expansion is permissible under the Agreement and Declaration of Trust and the Bylaws of AST and applicable law, and, if appropriate, promptly thereafter shall consider the appointment of at least one trustee who is not an "interested person" as defined under the 1940 Act from the Board of Trustees of TIM to fill any resulting trustee position on the AST Board.

2.10 Board Approval. With respect to the Old Fund, the Board of Trustees of TIM shall have determined that the Reorganization is in the best interests of the Old Fund and not dilutive of the economic interests of the Old Fund's shareholders. With respect to the New Fund, the Board of Trustees of AST shall have determined that the Reorganization is in the best interests of the New Fund and not dilutive of the interests of any existing series of AST.

2.11 Statement of Assets and Liabilities. The Old Fund shall have delivered to AST on the Closing Date an unaudited statement of the Old Fund's assets and liabilities as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of TIM's Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

                                   Article 3
                         Representations and Warranties

     The parties represent and warrant as follows:

3.1 Structure and Standing. Each party represents and warrants that it is duly organized as a series of a business trust, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the power to own all of its properties and assets and conduct its business as described in its Form N-1A registration statement.

3.2 Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; this Agreement does not violate, and its performance will not result in violation of, any provision of its Declaration of Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4 Fund Assets. The Old Fund represents and warrants that (a) all of the issued and outstanding shares of the Old Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of each class of Old Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable; (c) the Old Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares; and (d) on the Closing Date the assets received by the New Fund from the Old Fund will be delivered to the New Fund, as provided in Section 1.1, free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Old Fund and without any restriction upon the transfer thereof, except for the Stated Liabilities assumed as provided in Section 1.1.

3.5 The New Shares. The New Fund represents and warrants that on the Closing Date (a) the New Shares of the New Fund to be delivered to the Old Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the New Fund or any other series of AST has any preemptive right to subscription or purchase in respect thereof; (c) the Old Fund will acquire the New Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by AST and without any restriction on the transfer thereof; and (d) the New Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6 Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8 Acquisition of the New Shares. The Old Fund represents and warrants that the New Shares of the New Fund to be acquired pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9 AST. AST represents and warrants that, as of the Closing Date, the New Fund will have only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the Reorganization.

3.10 Old Fund Financial Statements. The Old Fund represents and warrants that its Statements of Assets and Liabilities as of its most recent semi-annual and year-end periods provided to AST and the Statement of Assets and Liabilities required by Section 2.12 above have been or shall be prepared in accordance with generally accepted accounting principles consistently applied, and each fairly reflects the Old Fund's financial condition as of its respective date, and there are no known contingent liabilities of the Old Fund as of such date not disclosed therein.

3.11 No Adverse Changes in the Old Fund. The Old Fund represents and warrants that since its most recent semi-annual and year-end periods, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by AST (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute such a material adverse change).

3.12 Proxy Statement. TIM represents and warrants that the proxy statement under
     Schedule 14A to be provided to the shareholders of the Old Fund in connection with the transaction contemplated hereby (only insofar as it relates to such party) (the "Proxy Statement") will, on the date of its filing with the SEC and continuing until the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 Act, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder.

3.13 Compliance. The Old Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations. The New Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations.

                                    Article 4
                                    Covenants

4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2 Shareholders Meeting. The Old Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization.

4.3 Preparation of Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, TIM shall prepare and file with the SEC, in form and substance satisfactory to both parties, the Proxy Statement and shall use its best efforts to provide that the Proxy Statement can be distributed to the shareholders of the Old Fund as promptly thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4 Fees and Expenses. Whether or not this Agreement is consummated, the Old Fund and the New Fund shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The expenses payable by the Old Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Old Fund referred to in Section 2.1 above; (iii) all fees and expenses related to the liquidation of the Old Fund; (iv) fees and expenses of the Old Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Old Fund's portfolio on the Valuation Date. US Bancorp Fund Services, LLC ("USBFS"), the administrator to the Old Fund and New Fund, has agreed to reimburse the Old Fund for the expenses listed in items (i) through (v) above. The expenses payable by the New Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing and filing one or more post-effective amendments to AST's Form N-1A registration statement respecting the New Fund; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the New Fund's shares to be issued in connection with the Reorganization; and (iv) any fees and expenses of the New Fund's custodian and transfer agent incurred in connection with the Reorganization. USBFS has agreed to reimburse the New Fund for the expenses listed in items (i) through (iv) above.

4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further actions, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6 Indemnification. AST and the New Fund agrees to indemnify TIM, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by AST or the New Fund under this Agreement. AST and the New Fund agrees to indemnify the Old Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by AST or the New Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date.

                                   Article 5
                        Termination, Amendment and Waiver

5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of TIM or the Board of Trustees of AST at any time prior to the Closing Date, if

     (a) either party shall have breached any material provision of this Agreement; or

     (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or

     (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2  Effect of Termination.  In the event of any termination pursuant to Section
     5.1 (b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.

5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without such approval first having been obtained.

5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of TIM or the Board of Trustees of AST, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the relevant Old Fund, or of the relevant New Fund, as the case may be.

                                   Article 6
                               General Provisions

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts made and to be performed in such state.

6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3 Recourse. All persons dealing with the Old Fund or the New Fund (each a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to TIM at 2020 E. Financial Way, Suite, 100, Glendora, California 91741, Attention:
     President, or AST at 2020 E. Financial Way, Suite 100, Glendora, California 91741, Attention: President.

6.5 Survival. Except as specifically set forth in Section 4.6 above, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                     TRUST FOR INVESTMENT MANAGERS, on behalf of the Old Fund

                     By: /s/ Robert H. Wadsworth
                         ----------------------------------
                             Robert H. Wadsworth, President

                     ADVISORS SERIES TRUST, on behalf of the New Fund


                     By: /s/ Eric M. Banhazl
                         ----------------------------------
                             Eric M. Banhazl, President



                         Special Meeting of Shareholders

                           Gilford Oakwood Equity Fund


                                   PROXY CARD

                                   May 6, 2002

Solicited on Behalf of the Board of Trustees of Trust for Investment Managers

The undersigned hereby appoints Mr. Chad E. Fickett and Ms. Jeanette C. Head, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the

                           Gilford Oakwood Equity Fund

(the "Fund"), a series of Trust for Investment Managers (the "Trust"), to be held on June 6, 2002 at the Administrative offices of the Fund, 615 E. Michigan Street, Milwaukee, WI 53202 or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 30, 2002. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed Proxy will be voted in favor of the proposal listed below unless you have specified otherwise. Please sign, date and return this Proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 30, 2002. Your signature authorizes the proxies to vote in their discretion upon such other business as may properly come before the Meeting, including without limitation all matters incident to the conduct of the Meeting.

         To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-XXX-XXXX
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.


1. Approval of the Plan of Reorganization of the Fund into a series of Advisors Series Trust.

FOR [  ] AGAINST [  ] ABSTAIN [  ]

Dated: ______________, 2002

----------------------------------
Signature

-----------------------------------
Title (if applicable)

-----------------------------------
Signature (if held jointly)

-----------------------------------
Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.






                          TRUST FOR INVESTMENT MANAGERS
                             SYM SELECT GROWTH FUND
                         100 Capital Drive, P.O. Box 50
                                Warsaw, IN 46581

Dear Shareholder:

A Special Meeting of Shareholders of the SYM Select Growth Fund (the "Fund"), a series of Trust for Investment Managers (the "TIM Trust"), has been scheduled for June 6, 2002 (the "Special Meeting"). If you are a shareholder of record as of the close of business on April 30, 2002 you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyvote.com. You should use the enclosed instructions to vote by telephone or over the Internet.

At the Special Meeting currently scheduled for June 6, 2002, shareholders of the Fund will vote on whether to approve a proposal to reorganize the Fund into a newly formed series of Advisors Series Trust (the "New SYM Fund"). Assuming approval, each shareholder will receive a number of shares of the New SYM Fund equal in dollar value to the Fund's shares that shareholder owned at the time of the reorganization. The reorganization should not have any federal or state tax consequences for the Fund or its shareholders. The attached Proxy Statement is designed to give you more information about the proposal.

No change in the normal business operations of the Fund is proposed. SYM Financial Corporation will act as investment adviser to the New SYM Fund, and the New SYM Fund's investment objectives, policies and strategies, and its operating expense and fee structures, will be unchanged. If the Fund becomes a series of Advisors Series Trust, which is older and larger than the TIM Trust, we expect there may be some savings to shareholders of the Fund through the sharing of some operating expenses across a larger pool of assets, though such savings would be only with respect to those expenses shared across the entire Trust. There can be no assurance that these savings will be realized.

The Board of the TIM Trust has recommended approval of the reorganization and encourages you to support its recommendation. If shareholders fail to approve the reorganization, the trustees of the TIM Trust will consider other alternatives. Please do not hesitate to call (414) 765-5344 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Sincerely,

/s/ Robert H. Wadsworth, President     /s/ Neil M. Donahoe, CFP, Vice President
Trust for Investment Managers          SYM Financial Corporation


May 6, 2002



                  QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

Trust for Investment Managers (the "TIM Trust") seeks your approval of a reorganization (the "Reorganization") of the SYM Select Growth Fund (the "Fund" or the "Current Fund") into a newly formed series (the "New SYM Fund") of Advisors Series Trust (the "AST Trust"). The TIM Trust's Board of Trustees recommends approval of the Reorganization because it believes that reorganizing the Fund into a series of the AST Trust is likely to provide the Fund's shareholders with the potential for additional economies of scale that may arise through the sharing of certain operating expenses across the larger amount of assets contained in the AST Trust. The Board is particularly comfortable with the reorganization because the New SYM Fund will be advised and managed by the same people who advise and manage the Fund, and the AST Trust has operated for more than the past 5 years in the same manner as the TIM Trust and is sponsored by the same organization which administered the TIM Trust. The New SYM Fund will be identical to the Current Fund with respect to business operations and service providers, as well as fees and expenses.

Q.  HOW WILL THE REORGANIZATION WORK?

A. A new series of the AST Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the New SYM Fund in return for all of the outstanding shares of the New SYM Fund. Finally, the Fund will distribute the New SYM Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New SYM Fund, and will hold the same number of shares with the same net asset value as they held prior to the Reorganization. If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Fund or its shareholders. Please refer to the proxy statement for a detailed explanation of the proposal.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the Reorganization, you will be a shareholder of the New SYM Fund, which has the same investment objective, strategies, investment adviser and administrator as the Fund. You will receive shares of the New SYM Fund equal in value to shares of the Fund you currently hold. The Reorganization will not affect the value of your account at the time of Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

Q.  WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders fail to approve the Reorganization, the Reorganization will not proceed and the Board will consider other alternatives for the Fund.

Q.  WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the TIM Trust recommends that you vote "FOR" the Reorganization.

Q.  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. The Fund's administrator will pay all costs related to the proposed Reorganization, including the costs relating to the shareholder meeting and this prospectus/proxy statement.

Q.  HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by telephone (please refer to the toll free number on your proxy card) or over the Internet at www.proxyvote.com. Please follow the enclosed instructions to use these methods of voting.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call (414) 765-5344 during normal business hours between 8 a.m. and 5 p.m. Central time.


                          TRUST FOR INVESTMENT MANAGERS
                             SYM SELECT GROWTH FUND
                         100 Capital Drive, P.O. Box 50
                                Warsaw, IN 46581

                Notice of Special Meeting To Be Held June 6, 2002

To the shareholders of the SYM Select Growth Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust"):

Notice is hereby given that a special meeting (the "Meeting") of shareholders of the Fund will be held on June 6, 2002, at 9:00 a.m., Central time, at the office of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote on:

1. A proposed reorganization of the Fund into a newly organized series of Advisors Series Trust which is discussed in more detail in the accompanying proxy statement.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 30, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

                                     By Order of the Board of Trustees
                                     Chad E. Fickett, Secretary

May 6, 2002



                          TRUST FOR INVESTMENT MANAGERS
                             SYM SELECT GROWTH FUND
                         100 Capital Drive, P.O. Box 50
                                Warsaw, IN 46581

                                 PROXY STATEMENT
                                   May 6, 2002

To the shareholders of the SYM Select Growth Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust" or the "TIM Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on June 6, 2002.

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 6, 2002 at 9:00 a.m., Central time, at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is May 6, 2002. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a proposed reorganization of the Fund into a newly organized series of Advisors Series Trust (the "AST Trust").

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 or in person at the time of the Meeting.

Shareholders of the Fund at the close of business on April 30, 2002 will be entitled to be present and vote at the Meeting. As of that date, there were 5,055,450.703 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $42,668,609.39.



                    Background of the Proposed Reorganization

Generally

The Fund is currently a mutual fund portfolio of the TIM Trust, a Delaware business trust that was organized in 1999. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, formed the TIM Trust as a multi-adviser investment company designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. The AST Trust was formed by the Administrator for the same reason, and is also a Delaware business trust that was organized in 1996. As of the date of this proxy statement, the AST Trust consists of 16 portfolios and approximately $311.2 million in net assets, and the TIM Trust consists of five portfolios and approximately $230.5 million in net assets.

When the TIM Trust was first organized in 1999, it was anticipated that additional fund portfolios would be added so that the Fund and other funds in the TIM Trust would be able to benefit from cost savings associated with sharing of certain common expenses by a number of different funds across a growing asset base. However, in recent years the introduction of new mutual funds has declined, and the expected growth in the number of portfolios within the TIM Trust has not materialized, thus reducing the prospects for these cost savings and resulting economies of scale that were expected for the TIM Trust.

As part of a cost savings effort the Fund's Administrator has recommended and the trustees of each of the TIM Trust and the AST Trust (together, the "Trusts") have approved a proposal to reorganize the Fund and two other series of the TIM Trust into separate newly created series of the AST Trust. At the same time, the other series of the TIM Trust will reorganize into newly created series of the Professionally Managed Portfolios (the "PMP Trust"), another series investment company organized and administered by the Administrator. The Administrator and your Board of Trustees expect that by becoming a series of the AST Trust, the Fund will be in a better position to realize potential cost savings that may be expected when certain expenses common to the multiple series of a trust can be spread across a larger structure with a greater asset base. However, there can be no assurance that such cost savings will be achieved.

The Board and the Trustees of the AST Trust met on March 14 and 15 of this year and approved the proposed reorganization and related resolutions and authorizations. As part of the proposed reorganization of the Fund, and in order to provide continuity of management, at these meetings the Board of Trustees of the AST Trust also appointed George J. Rebhan and James Clayburn LaForce, each an independent trustee of the TIM Trust, to the AST Board of Trustees. The other independent trustee of the Trust, Ashley T. Rabun, has been appointed as trustees of the PMP Trust in connection with the reorganization of the other series of the TIM Trust into the PMP Trust.

The   Administrator  and  the  Board  of  Trustees  believe  that  the  proposed reorganization should have no material impact on the economic interests of shareholders in the Fund. Net asset value will remain the same prior to and after the reorganization and, as a condition to the reorganization, counsel to the TIM Trust will issue an opinion that the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or its shareholders. After the reorganization, SYM Financial Corporation (the "Adviser") will continue to act as investment adviser to the New SYM Fund under the same terms and conditions in its current investment advisory agreement with the Fund, which will be unchanged. The Administrator has agreed to bear all costs of the reorganization.

How the Reorganization Will Work

A new series of the AST Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the new series of the AST Trust (the "New SYM Fund") in return for all of the outstanding shares of the New SYM Fund. Finally, the Fund will distribute the New SYM Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New SYM Fund, and will hold the same number of shares with the same net asset value as they held prior to the reorganization.Before the Plan is carried out, the Fund's counsel will issue an opinion to the effect that the transaction will not have any federal or state tax consequences to the Fund or its shareholders. The Plan is attached as Exhibit A.


What Will Happen Following the Reorganization

Following the reorganization, you will be a shareholder of the New SYM Fund with shares equal in value to the shares of the Fund you will hold immediately before the reorganization. The New SYM Fund has investment objectives and policies identical to the Fund's, and will be advised by the Adviser. All aspects of the New SYM Fund's management and administration will be the same as the Fund, other than as indicated below. In addition, all aspects of the New SYM Fund's expense structure and business operations (including share purchase and redemption procedures, dividends, distributions and tax consequences) will be identical to the Fund.

Factors Considered by the Board of Trustees

The proposed reorganization was unanimously approved by the Board of Trustees of the Trust at a meeting held on March 11, 2002. The Board of Trustees of the Trust was presented with information demonstrating that the proposed reorganization is fair to, and in the best interests of, the Trust, the Fund and its shareholders, and that the proposed reorganization would not result in the dilution of the interests of existing shareholders of the Fund.

The Board considered all factors they deemed to be relevant to the Fund, including, but not limited to the following: (1) the potential cost savings that may result when certain expenses common to the TIM Trust series are spread across the larger structure of the AST Trust, which has a greater asset base than the TIM Trust; (2) the proposed reorganization should have no material impact on the economic interests of shareholders in the Fund other than to create the potential for greater cost savings; (3) the proposed reorganization will not affect the manner in which the Adviser advises the Fund or affect the terms and conditions of its advisory agreement with the Fund; (4) the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or shareholders; (5) there will be continuity of management of the Fund, as there will be substantial overlap between the officers of the two Trusts, two trustees of the TIM Trust have been elected as trustees of the AST Trust, and there will be no change in the Fund's other service providers; (6) the Administrator has agreed to bear all costs of the proposed reorganization; (7) two additional series of the TIM Trust with approximately $29.3 million in combined net assets also will be reorganized into the AST Trust, further increasing its net assets; and (8) there will be no change in jurisdiction of the Trust's organization as both the TIM Trust and the AST Trust are organized in Delaware.

                              Comparing the Trusts

The AST Trust and the TIM Trust both operate as multi-adviser investment companies designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. Each was organized and sponsored by an affiliate of the Administrator, which provides administration and distribution services to more than 250 mutual fund portfolios with over $130 billion in assets. The Administrator is owned by US Bancorp, the nation's eighth largest depository institution. The Administrator and its affiliated companies provide administration, distribution, custodial, transfer agency and fund accounting services to the Trusts.

Service Providers

The Fund's investment adviser is SYM Financial Corporation, 100 Capital Drive, P.O. Box 50, Warsaw, IN 46581. The Fund's administrator is U.S. Bancorp Fund
Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The Fund's independent auditors are Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103. The Fund's distributor is Quasar Distributors, LLC, 615
E. Michigan St., Milwaukee, WI 53202. The Fund's transfer and dividend disbursing agent is US Bancorp Fund Services, LLC, 615 E. Michigan St., Milwaukee, WI 53202.

The New SYM Fund will have the same investment adviser, administrator, independent auditors, distributor, and transfer and dividend disbursing agent as the Fund.

Trustees and Officers

The following sets forth certain information regarding the officers and trustees of each Trust. The officers of each Trust and the trustees who are designated as "interested persons" of the Trust are or have been affiliated with the Administrator and its related companies. Trustees of the AST Trust are paid $20,000 per year while trustees of the TIM Trust are paid $10,000 per year.

         AST Trust

Walter E. Auch (born 1921). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, PIMCO Advisors LLP and Senele Group.

Donald E. O'Connor (born 1936). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997). Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

George T. Wofford III (born 1939). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Eric M. Banhazl* (born 1957). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. President and Treasurer of the Trust; Senior Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Chad Fickett (born 1973). Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.

*    Indicates an "interested  trustee" of the AST Trust, as defined in the 1940
     Act.

         TIM Trust

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

Ashley T. Rabun (born 1952). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Founder and Chief Executive Officer, InvestorReach, Inc. (financial services marketing and distribution consulting); formerly Partner and Director, Nicholas-Applegate Capital Management (investment management).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Robert H. Wadsworth* (born 1940). Trustee and President, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Consultant, U.S. Bancorp Fund Services, LLC; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.; formerly, President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Thomas W. Marschel (born 1970). Treasurer, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services; formerly Vice President, Advisors Series Trust; Vice President, Investment Company Administration, LLC.

Chad Fickett (born 1973) Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.


*    Indicates an "interested  person" of the TIM Trust,  as defined in the 1940
     Act.

Legal Considerations: State of Organization of the Two Trusts

The TIM Trust was organized in 1999 as a Delaware business trust. The AST Trust was also organized as a Delaware business trust in 1996. A substantial number of U.S. domestic mutual funds are organized as Delaware business trusts.

In general, both Trusts operate in the same manner and each is subject to the laws of Delaware with respect to the operation of business trusts. Each Trust's Agreement and Declaration of Trust permits its Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be issued in any number of series. The assets and liabilities of each series are separate and distinct from each other series. Shares issued by a series of either Trust have no preemptive, conversion, or subscription rights. Each series of the Trusts' shares has equal and exclusive rights as to dividends and distributions as declared by that series and to the net assets of that series upon liquidation or dissolution.

The shareholders of such series of each Trust vote separately on matters affecting only the series (e.g., approval of its advisory agreement); all series vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Neither Trust is required nor does it intend to hold annual meetings of shareholders. However, such meetings may be called by the Trust's board of trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing trustees.

With regard to each Trust, Delaware law makes clear that the holders of beneficial interest of a Delaware business trust will not be held personally liable for the trust's obligations. In addition, each trust's agreement and declaration of trust contains an express disclaimer of beneficial interest holder liability for acts or obligations of the trust. They also provide for indemnification and reimbursement of expenses out of the trust's assets for any beneficial interest holder held personally liable for obligations of the trust.

Other Matters

The Fund and the New SYM Fund have identical share purchase and redemption procedures. In addition, December 31 is the fiscal year end for both the Fund and the New SYM Fund.

                                  Vote Required

Shareholders of the Fund holding 40% of the outstanding shares of the Fund entitled to vote on the proposed reorganization must be present in person or by proxy to have a quorum to conduct business at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the reorganization to become effective. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted for the proposed reorganization. Abstentions and broker non-votes (i.e., proxies from brokers indicating that they have not received instructions on a particular matter with respect to which they do not have discretionary voting power) are considered present for purposes of obtaining a quorum, and will be counted as votes cast against the reorganization.

If by the time scheduled for the Meeting a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment all proxies that voted in favor of the proposal or that abstained, and all broker non-votes. They will vote against such adjournment those proxies required to be voted against the proposal.

The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                               General Information

Beneficial Ownership

To the knowledge of the Trust's management, as of the close of business on March 31, 2002, the officers and trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

To the knowledge of the Trust's management, before the close of business on March 31, 2002, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address                                           Percent of the Fund

Charles Schwab & Company, Inc.                             78.70%
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Investors Services                                11.80%
55 Water St., 2nd Floor
New York, NY 10281-1003


Proxy Solicitation

The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. U.S. Bancorp Fund Services, LLC, the Administrator to the Fund, may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund's Administrator, and not by the Fund or the Trust.

Other Matters to Come Before the Meeting

The Trust's management does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Trust is not required nor does it intend to hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal, or notice of the proposal if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Reports to Shareholders

The Fund will furnish on request, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to Shareholders of the Fund.
Requests for such reports should be directed to the Adviser at 100 Capital Drive, P.O. Box 50, Warsaw, IN 46581 or by calling (866) 209-1963.


In order that the presence of a quorum at the Meeting may be assured, prompt execution and return of the enclosed Proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                        Chad E. Fickett, Secretary
                                        Trust for Investment Managers

May 6, 2002


                                  EXHIBIT LIST

Exhibit A         Agreement and Plan of Reorganization


                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                            (SYM Select Growth Fund)

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 1st day of April, 2002, by and between Trust for Investment Managers, a Delaware business trust ("TIM"), on behalf of the Sym Select Growth Fund, a series of TIM (the "Old Fund"), and Advisors Series Trust, a Delaware business trust ("AST"), on behalf of the Sym Select Growth Fund, a series of AST (the "New Fund").

     WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") that will consist, among other things, of the transfer of assets of the Old Fund to the New Fund in exchange for shares of beneficial interest of the New Fund (with respect to such New Fund, the "New Shares");

     WHEREAS, the Board of Trustees of TIM, including a majority of the Trustees who are not "interested persons" of TIM, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of the Old Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

     WHEREAS, the Board of Trustees of AST, including a majority of the Trustees who are not "interested persons" of AST, as defined in the 1940 Act, has determined that the Plan is in the best interests of the sole shareholder of the New Fund, a newly created series of AST formed for the specific purpose of entering into the Plan, and that the interests of the sole shareholder of the New Fund would not be diluted as a result of the transactions contemplated thereby.

     NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   Article 1
                    Transfer of Assets and Stated Liabilities

1.1 Transfer of Assets and Stated Liabilities. Subject to the terms and conditions set forth herein, and on the basis of the representations and warranties contained herein, on the Closing Date (as hereafter defined), the Old Fund shall assign, deliver and otherwise transfer all of its assets to the New Fund. In exchange therefor, the New Fund shall assume all of the Stated Liabilities (as defined below) of the Old Fund and deliver to the Old Fund the number of New Shares of the New Fund equal to (i) the aggregate net asset value of the Old Fund at the close of business on the date preceding the Closing Date, divided by (ii) the net asset value per share of the New Fund outstanding as of the close of business on such day. The Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund will assume all liabilities and obligations reflected on the unaudited statement of assets and liabilities of the Old Fund required by Section 2.12 below ("Stated Liabilities"). The New Fund shall assume only the Stated Liabilities of the Old Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, shall be assumed by the New Fund.

1.2 Liquidation of The Old Fund. Subject to the terms and conditions set forth herein, on the Closing Date, the Old Fund shall liquidate and shall distribute pro rata to its shareholders of record, determined as of the close of business on the day preceding the Closing Date, the New Shares of the New Fund received by it pursuant to Section 1.1.

1.3 No Issuance of Share Certificates. The liquidation and distribution of the Old Fund provided for herein shall be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Old Fund and transferring to these accounts the New Shares of the New Fund, credited to the account of the Old Fund, on the books of the New Fund. No certificates evidencing New Shares shall be issued.

1.4 Time and Date of Computation. The number of New Shares to be issued by the New Fund to the Old Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day (the "Valuation Date") immediately preceding the Closing Date in accordance with the regular practices of the AST and TIM.

1.5 Closing Time and Place. The Closing Date shall be June 7, 2002, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization (the "Reorganization") contemplated by the Plan (the "Closing") shall be held at 10:00 a.m. (Pacific time) at the offices of TIM and AST at, 2020 E. Financial Way, Suite 100, Glendora, California 91741 or such other time and/or place as the parties may mutually agree.

1.6 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7 Termination of The Old Fund. As promptly as practicable after the Closing, the legal existence of the Old Fund as a series of TIM shall be terminated.

                                   Article 2
         Conditions Precedent to the Effectiveness of the Reorganization

     The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1 Shareholder Approval. On or prior to the Closing Date, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Old Fund in accordance with the provisions of TIM's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to AST on behalf of the New Fund.

2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3 Consents. All consents of the other party and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TIM or AST to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party.

2.4 Effective Registration Statement. The Amendment to the Form N-1A Registration Statement of AST with respect to the New Fund (the "Form N-1A") shall have become effective with the Securities and Exchange Commission (the "SEC") and shall continue to be effective on the Closing Date and no stop orders suspending the effectiveness thereof shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5 Good and Marketable Title. At the Closing Date, the Old Fund will have good and marketable title to its respective assets and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

2.6 Memorandum. The parties shall have received a memorandum from Paul, Hastings, Janofsky & Walker, LLP to the effect that the Reorganization does not involve the sale of securities by AST and the New Fund is not required to register the New Shares through the filing of Form N-14 under the 1933 Act.

2.7 Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of the assets of the Old Fund to the New Fund in exchange for the New Shares of the New Fund and the assumption by the New Fund of the Stated Liabilities, and the distribution of the New Shares to the shareholders of the Old Fund in liquidation of the Old Fund will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) No gain or loss will be recognized by any New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares of the New Fund;

     (c) No gain or loss will be recognized by any Old Fund upon the transfer of its assets to the New Fund in exchange for the New Shares of the New Fund;

     (d) No gain or loss will be recognized by any shareholder of any Old Fund upon exchange of the Old Fund shares held by such shareholder immediately prior to the Reorganization for the New Shares of the New Fund;

     (e) The tax basis of the assets of the Old Fund acquired by the New Fund will be the same as the tax basis of such assets to the Old Fund immediately prior to the Reorganization;

     (f) The tax basis of the New Shares of the New Fund received by each shareholder of the Old Fund pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by such shareholder immediately prior to the Reorganization;

     (g) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund; and

     (h) The holding period of the New Shares of the New Fund to be received by each shareholder of the Old Fund will include the period during which the Old Fund shares exchanged therefor were held by such shareholder.

2.8 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and each of the President of AST and the President of TIM shall have executed a certificate to such effect.

2.9 Composition of AST Board of Trustees. The Board of Trustees of AST ("AST Board") shall have considered expanding the number of trustees comprising the AST Board, provided such expansion is permissible under the Agreement and Declaration of Trust and the Bylaws of AST and applicable law, and, if appropriate, promptly thereafter shall consider the appointment of at least one trustee who is not an "interested person" as defined under the 1940 Act from the Board of Trustees of TIM to fill any resulting trustee position on the AST Board.

2.10 Board Approval. With respect to the Old Fund, the Board of Trustees of TIM shall have determined that the Reorganization is in the best interests of the Old Fund and not dilutive of the economic interests of the Old Fund's shareholders. With respect to the New Fund, the Board of Trustees of AST shall have determined that the Reorganization is in the best interests of the New Fund and not dilutive of the interests of any existing series of AST.

2.11 Statement of Assets and Liabilities. The Old Fund shall have delivered to AST on the Closing Date an unaudited statement of the Old Fund's assets and liabilities as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of TIM's Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

                                   Article 3
                         Representations and Warranties

     The parties represent and warrant as follows:

3.1 Structure and Standing. Each party represents and warrants that it is duly organized as a series of a business trust, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the power to own all of its properties and assets and conduct its business as described in its Form N-1A registration statement.

3.2 Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; this Agreement does not violate, and its performance will not result in violation of, any provision of its Declaration of Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4 Fund Assets. The Old Fund represents and warrants that (a) all of the issued and outstanding shares of the Old Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of each class of Old Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable; (c) the Old Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares; and (d) on the Closing Date the assets received by the New Fund from the Old Fund will be delivered to the New Fund, as provided in Section 1.1, free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Old Fund and without any restriction upon the transfer thereof, except for the Stated Liabilities assumed as provided in Section 1.1.

3.5 The New Shares. The New Fund represents and warrants that on the Closing Date (a) the New Shares of the New Fund to be delivered to the Old Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the New Fund or any other series of AST has any preemptive right to subscription or purchase in respect thereof; (c) the Old Fund will acquire the New Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by AST and without any restriction on the transfer thereof; and (d) the New Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6 Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8 Acquisition of the New Shares. The Old Fund represents and warrants that the New Shares of the New Fund to be acquired pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9 AST. AST represents and warrants that, as of the Closing Date, the New Fund will have only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the Reorganization.

3.10 Old Fund Financial Statements. The Old Fund represents and warrants that its Statements of Assets and Liabilities as of its most recent semi-annual and year-end periods provided to AST and the Statement of Assets and Liabilities required by Section 2.12 above have been or shall be prepared in accordance with generally accepted accounting principles consistently applied, and each fairly reflects the Old Fund's financial condition as of its respective date, and there are no known contingent liabilities of the Old Fund as of such date not disclosed therein.

3.11 No Adverse Changes in the Old Fund. The Old Fund represents and warrants that since its most recent semi-annual and year-end periods, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by AST (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute such a material adverse change).

3.12 Proxy Statement. TIM represents and warrants that the proxy statement under
     Schedule 14A to be provided to the shareholders of the Old Fund in connection with the transaction contemplated hereby (only insofar as it relates to such party) (the "Proxy Statement") will, on the date of its filing with the SEC and continuing until the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and will comply in all material respects with the 1933 Act, the Securities Exchange Act of1934 Act, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder.

3.13 Compliance. The Old Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations. The New Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations.

                                    Article 4
                                    Covenants

4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2 Shareholders Meeting. The Old Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization.

4.3 Preparation of Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, TIM shall prepare and file with the SEC, in form and substance satisfactory to both parties, the Proxy Statement and shall use its best efforts to provide that the Proxy Statement can be distributed to the shareholders of the Old Fund as promptly thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4 Fees and Expenses. Whether or not this Agreement is consummated, the Old Fund and the New Fund shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The expenses payable by the Old Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Old Fund referred to in Section 2.1 above; (iii) all fees and expenses related to the liquidation of the Old Fund; (iv) fees and expenses of the Old Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Old Fund's portfolio on the Valuation Date. US Bancorp Fund Services, LLC ("USBFS"), the administrator to the Old Fund and New Fund, has agreed to reimburse the Old Fund for the expenses listed in items (i) through (v) above. The expenses payable by the New Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing and filing one or more post-effective amendments to AST's Form N-1A registration statement respecting the New Fund; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the New Fund's shares to be issued in connection with the Reorganization; and (iv) any fees and expenses of the New Fund's custodian and transfer agent incurred in connection with the Reorganization. USBFS has agreed to reimburse the New Fund for the expenses listed in items (i) through (iv) above.

4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further actions, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6 Indemnification. AST and the New Fund agrees to indemnify TIM, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by AST or the New Fund under this Agreement. AST and the New Fund agrees to indemnify the Old Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by AST or the New Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date.

                                   Article 5
                        Termination, Amendment and Waiver

5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of TIM or the Board of Trustees of AST at any time prior to the Closing Date, if

     (a) either party shall have breached any material provision of this Agreement; or

     (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or

     (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2  Effect of Termination.  In the event of any termination pursuant to Section
     5.1 (b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.

5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without such approval first having been obtained.

5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of TIM or the Board of Trustees of AST, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the relevant Old Fund, or of the relevant New Fund, as the case may be.

                                   Article 6
                               General Provisions

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts made and to be performed in such state.

6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3 Recourse. All persons dealing with the Old Fund or the New Fund (each a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to TIM at 2020 E. Financial Way, Suite, 100, Glendora, California 91741, Attention:
     President, or AST at 2020 E. Financial Way, Suite 100, Glendora, California 91741, Attention: President.

6.5 Survival. Except as specifically set forth in Section 4.6 above, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                        TRUST FOR INVESTMENT MANAGERS, on behalf of the Old Fund

                        By:   /s/ Robert H. Wadsworth
                            ----------------------------------------
                                  Robert H. Wadsworth, President

                        ADVISORS SERIES TRUST, on behalf of the New Fund


                        By:   /s/ Eric M. Banhazl
                            ----------------------------------------
                                  Eric M. Banhazl, President




                         Special Meeting of Shareholders

                             SYM Select Growth Fund


                                   PROXY CARD

                                   May 6, 2002

Solicited on Behalf of the Board of Trustees of Trust for Investment Managers

The undersigned hereby appoints Mr. Chad E. Fickett and Ms. Jeanette C. Head, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the

                             SYM Select Growth Fund

(the "Fund"), a series of Trust for Investment Managers (the "Trust"), to be held on June 6, 2002 at the Administrative offices of the Fund, 615 E. Michigan Street, Milwaukee, WI 53202 or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 30, 2002. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed Proxy will be voted in favor of the proposal listed below unless you have specified otherwise. Please sign, date and return this Proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 30, 2002. Your signature authorizes the proxies to vote in their discretion upon such other business as may properly come before the Meeting, including without limitation all matters incident to the conduct of the Meeting.


         To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-XXX-XXXX
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.



1. Approval of the Plan of Reorganization of the Fund into a series of Advisors Series Trust.

FOR [  ] AGAINST [  ] ABSTAIN [  ]

Dated: ______________, 2002


----------------------------------
Signature

-----------------------------------
Title (if applicable)

-----------------------------------
Signature (if held jointly)

-----------------------------------
Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.





                          TRUST FOR INVESTMENT MANAGERS
                                  MCCARTHY FUND
                       1125 South 103rd Street, Suite 450
                              Omaha, NE 68124-6019

Dear Shareholder:

A Special Meeting of Shareholders of the McCarthy Fund (the "Fund"), a series of Trust for Investment Managers (the "TIM Trust"), has been scheduled for June 6, 2002 (the "Special Meeting"). If you are a shareholder of record as of the close of business on April 30, 2002 you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyvote.com. You should use the enclosed instructions to vote by telephone or over the Internet.

At the Special Meeting currently scheduled for June 6, 2002, shareholders of the Fund will vote on whether to approve a proposal to reorganize the Fund into a newly formed series of Advisors Series Trust (the "New McCarthy Fund"). Assuming approval, each shareholder will receive a number of shares of the New McCarthy Fund equal in dollar value to the Fund's shares that shareholder owned at the time of the reorganization. The reorganization should not have any federal or state tax consequences for the Fund or its shareholders. The attached Proxy Statement is designed to give you more information about the proposal.

No change in the normal business operations of the Fund is proposed. McCarthy Group Asset Management, Inc. will act as investment adviser to the New McCarthy Fund, and the New McCarthy Fund's investment objectives, policies and strategies, and its operating expense and fee structures, will be unchanged. If the Fund becomes a series of Advisors Series Trust, which is older and larger than the TIM Trust, we expect there may be some savings to shareholders of the Fund through the sharing of some operating expenses across a larger pool of assets, though such savings would be only with respect to those expenses shared across the entire Trust. There can be no assurance that these savings will be realized.

The Board of the TIM Trust has recommended approval of the reorganization and encourages you to support its recommendation. If shareholders fail to approve the reorganization, the trustees of the TIM Trust will consider other alternatives. Please do not hesitate to call (414) 765-5344 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Sincerely,

/s/ Robert H. Wadsworth, President        /s/ Richard L. Jarvis, Chairman
Trust for Investment Managers             McCarthy Group Asset Management, Inc.

                                          /s/ Art N. Burtscher, President
                                          McCarthy Group Asset Management, Inc.

May 6, 2002


                  QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

Trust for Investment Managers (the "TIM Trust") seeks your approval of a reorganization (the "Reorganization") of the McCarthy Fund (the "Fund" or the "Current Fund") into a newly formed series (the "New McCarthy Fund") of Advisors Series Trust (the "AST Trust"). The TIM Trust's Board of Trustees recommends approval of the Reorganization because it believes that reorganizing the Fund into a series of the AST Trust is likely to provide the Fund's shareholders with the potential for additional economies of scale that may arise through the sharing of certain operating expenses across the larger amount of assets contained in the AST Trust. The Board is particularly comfortable with the reorganization because the New McCarthy Fund will be advised and managed by the same people who advise and manage the Fund, and the AST Trust has operated for more than the past 5 years in the same manner as the TIM Trust and is administered by the same organization which sponsored the TIM Trust. The New McCarthy Fund will be identical to the Current Fund with respect to business operations and service providers, as well as fees and expenses.

Q.  HOW WILL THE REORGANIZATION WORK?

A. A new series of the AST Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the New McCarthy Fund in return for all of the outstanding shares of the New McCarthy Fund. Finally, the Fund will distribute the New McCarthy Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New McCarthy Fund, and will hold the same number of shares with the same net asset value as they held prior to the Reorganization. If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Fund or its shareholders. Please refer to the proxy statement for a detailed explanation of the proposal.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the Reorganization, you will be a shareholder of the New McCarthy Fund, which has the same investment objective, strategies, investment adviser and administrator as the Fund. You will receive shares of the New McCarthy Fund equal in value to shares of the Fund you currently hold. The Reorganization will not affect the value of your account at the time of Reorganization. The Reorganization is expected to be tax-free to the Fund and its shareholders.

Q.  WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders fail to approve the Reorganization, the Reorganization will not proceed and the Board will consider other alternatives for the Fund.

Q.  WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the TIM Trust recommends that you vote "FOR" the Reorganization.

Q.  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. The Fund's administrator will pay all costs related to the proposed Reorganization, including the costs relating to the shareholder meeting and this prospectus/proxy statement.

Q.  HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by telephone (please refer to the toll free number on your proxy card) or over the Internet at www.proxyvote.com. Please follow the enclosed instructions to use these methods of voting.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call (414) 765-5344 during normal business hours between 8 a.m. and 5 p.m. Central time.




                          TRUST FOR INVESTMENT MANAGERS
                                  MCCARTHY FUND
                       1125 South 103rd Street, Suite 450
                              Omaha, NE 68124-6019

                Notice of Special Meeting To Be Held June 6, 2002

To the shareholders of the McCarthy Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust"):

Notice is hereby given that a special meeting (the "Meeting") of shareholders of the Fund will be held on June 6, 2002, at 9:00 a.m., Central time, at the office of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote on:

1.   A  proposed  reorganization  of the Fund into a newly  organized  series of
     Advisors   Series  Trust,   which  is  discussed  in  more  detail  in  the
     accompanying proxy statement.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 30, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

                                         By Order of the Board of Trustees
                                         Chad E. Fickett, Secretary

May 6, 2002



                          TRUST FOR INVESTMENT MANAGERS
                                  MCCARTHY FUND
                       1125 South 103rd Street, Suite 450
                              Omaha, NE 68124-6019

                                 PROXY STATEMENT
                                   May 6, 2002

To the shareholders of the McCarthy Fund (the "Fund"), a series of Trust for Investment Managers (the "Trust" or the "TIM Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on June 6, 2002.

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 6, 2002 at 9:00 a.m., Central time, at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is May 6, 2002. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a proposed reorganization of the Fund into a newly organized series of Advisors Series Trust (the "AST Trust").

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 or in person at the time of the Meeting.

Shareholders of the Fund at the close of business on April 30, 2002 will be entitled to be present and vote at the Meeting. As of that date, there were 2,907,808.492 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $26,364,659.67.



                    Background of the Proposed Reorganization

Generally

The Fund is currently a mutual fund portfolio of the TIM Trust, a Delaware business trust that was organized in 1999. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, formed the TIM Trust as a multi-adviser investment company designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. The AST Trust was formed by the Administrator for the same reason, and is also a Delaware business trust that was organized in 1996. As of the date of this proxy statement, the AST Trust consists of 16 portfolios and approximately $311.2 million in net assets, and the TIM Trust consists of five portfolios and approximately $230.5 million in net assets.

When the TIM Trust was first organized in 1999, it was anticipated that additional fund portfolios would be added so that the Fund and other funds in the TIM Trust would be able to benefit from cost savings associated with sharing of certain common expenses by a number of different funds across a growing asset base. However, in recent years the introduction of new mutual funds has declined, and the expected growth in the number of portfolios within the TIM Trust has not materialized, thus reducing the prospects for these cost savings and resulting economies of scale that were expected for the TIM Trust.

As part of a cost savings effort the Fund's Administrator has recommended and the trustees of each of the TIM Trust and the AST Trust (together, the "Trusts") have approved a proposal to reorganize the Fund and two other series of the TIM Trust into separate newly created series of the AST Trust. At the same time, the other series of the TIM Trust will reorganize into newly created series of the Professionally Managed Portfolios (the "PMP Trust"), another series investment company organized and administered by the Administrator. The Administrator and your Board of Trustees expect that by becoming a series of the AST Trust, the Fund will be in a better position to realize potential cost savings that may be expected when certain expenses common to the multiple series of a trust can be spread across a larger structure with a greater asset base. However, there can be no assurance that such cost savings will be achieved.

The Board and the Trustees of the AST Trust met on March 14 and 15 of this year and approved the proposed reorganization and related resolutions and authorizations. As part of the proposed reorganization of the Fund, and in order to provide continuity of management, at these meetings the Board of Trustees of the AST Trust also appointed George J. Rebhan and James Clayburn LaForce, each an independent trustee of the TIM Trust, to the AST Board of Trustees. The other independent trustee of the Trust, Ashley T. Rabun, has been appointed as trustees of the PMP Trust in connection with the reorganization of the other series of the TIM Trust into the PMP Trust.

The Administrator and the Board of Trustees expect that the proposed reorganization should have no material impact on the economic interests of shareholders in the Fund. Net asset value will remain the same prior to and after the reorganization and, as a condition to the reorganization, counsel to the TIM Trust will issue an opinion that the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or its shareholders. After the reorganization, McCarthy Group Asset Management, Inc. (the "Adviser") will continue to act as investment adviser to the New McCarthy Fund under the same terms and conditions in its current investment advisory agreement with the Fund, which will be unchanged. The Administrator has agreed to bear all costs of the reorganization.

How the Reorganization Will Work

A new series of the AST Trust will be formed, which will have no assets and no shareholders. Pursuant to an Agreement and Plan of Reorganization (the "Plan"), the Fund will transfer all of its assets and liabilities to the new series of the AST Trust (the "New McCarthy Fund") in return for all of the outstanding shares of the New McCarthy Fund. Finally, the Fund will distribute the New McCarthy Fund shares it received to its shareholders. Shareholders of the Fund will thus effectively be converted into shareholders of the New McCarthy Fund, and will hold the same number of shares with the same net asset value as they held prior to the reorganization. Before the Plan is carried out, the Fund's counsel will issue an opinion to the effect that the transaction will not have any federal or state tax consequences to the Fund or its shareholders. The Plan is attached as Exhibit A.


What Will Happen Following the Reorganization

Following the reorganization, you will be a shareholder of the New McCarthy Fund with shares equal in value to the shares of the Fund you will hold immediately before the reorganization. The New McCarthy Fund has investment objectives and policies identical to the Fund's, and will be advised by the Adviser. All aspects of the New McCarthy Fund's management and administration will be the same as the Fund, other than as indicated below. In addition, all aspects of the New McCarthy Fund's expenses structure and business operations (including share purchase and redemption procedures, dividends, distributions and tax consequences) will be identical to the Fund.

Factors Considered by the Board of Trustees

The proposed reorganization was unanimously approved by the Board of Trustees of the Trust at a meeting held on March 11, 2002. The Board of Trustees of the Trust was presented with information demonstrating that the proposed reorganization is fair to, and in the best interests of, the Trust, the Fund and its shareholders, and that the proposed reorganization would not result in the dilution of the interests of existing shareholders of the Fund.

The Board considered all factors they deemed to be relevant to the Fund, including, but not limited to the following: (1) the potential cost savings that may result when certain expenses common to the TIM Trust series are spread across the larger structure of the AST Trust, which has a greater asset base than the TIM Trust; (2) the proposed reorganization should have no material impact on the economic interests of shareholders in the Fund other than to create the potential for greater cost savings; (3) the proposed reorganization will not affect the manner in which the Adviser advises the Fund or affect the terms and conditions of its advisory agreement with the Fund; (4) the reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Fund or shareholders; (5) there will be continuity of management of the Fund, as there will be substantial overlap between the officers of the two Trusts, two trustees of the TIM Trust have been elected as trustees of the AST Trust, and there will be no change in the Fund's other service providers; (6) the Administrator has agreed to bear all costs of the proposed reorganization; (7) two additional series of the TIM Trust with approximately $45.1 million in combined net assets also will be reorganized into the AST Trust, further increasing its net assets; and (8) there will be no change in jurisdiction of the Trust's organization as both the TIM Trust and the AST Trust are organized in Delaware.

                              Comparing the Trusts

The AST Trust and the TIM Trust both operate as multi-adviser investment companies designed to provide a low-cost regulatory and administrative infrastructure for separate mutual funds managed by unaffiliated advisers. Each was organized and sponsored by an affiliate of the Administrator, which provides administration and distribution services to more than 250 mutual fund portfolios with over $130 billion in assets. The Administrator is owned by US Bancorp, the nation's eighth largest depository institution. The Administrator and its affiliated companies provide administration, distribution, custodial, transfer agency and fund accounting services to the Trusts.

Service Providers

The Fund's investment adviser is McCarthy Group Asset Management, Inc., 1125 South 103rd Street, Suite 450, Omaha, Nebraska 68124-6019. The Fund's administrator is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The Fund's independent auditors are Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103. The Fund's distributor is Quasar Distributors, LLC, 615 E. Michigan St., Milwaukee, WI 53202. The Fund's transfer and dividend disbursing agent is Orbitex Data Services, Inc., 14707 California Street, Suite 5, Omaha, Nebraska 68154,.

The New McCarthy Fund will have the same investment adviser, administrator, independent auditors, distributor, and transfer and dividend disbursing agent as the Fund.

Trustees and Officers

The following sets forth certain information regarding the officers and trustees of each Trust. The officers of each Trust and the trustees who are designated as "interested persons" of the Trust are or have been affiliated with the Administrator and its related companies. Trustees of the AST Trust are paid $20,000 per year while trustees of the TIM Trust are paid $10,000 per year.

         AST Trust

Walter E. Auch (born 1921). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, PIMCO Advisors LLP and Senele Group.

Donald E. O'Connor (born 1936). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997). Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

George T. Wofford III (born 1939). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Eric M. Banhazl* (born 1957). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. President and Treasurer of the Trust; Senior Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Chad Fickett (born 1973). Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.

*    Indicates an "interested  trustee" of the AST Trust, as defined in the 1940
     Act.

         TIM Trust

George J. Rebhan (born 1934). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Retired; formerly President, Hotchkis and Wiley Funds (mutual funds).

Ashley T. Rabun (born 1952). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Founder and Chief Executive Officer, InvestorReach, Inc. (financial services marketing and distribution consulting); formerly Partner and Director, Nicholas-Applegate Capital Management (investment management).

James Clayburn LaForce (born 1927). Trustee, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.

Robert H. Wadsworth* (born 1940). Trustee and President, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Consultant, U.S. Bancorp Fund Services, LLC; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.; formerly, President, Investment Company Administration, LLC (mutual fund administrator and the Fund's former administrator).

Thomas W. Marschel (born 1970). Treasurer, 2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services; formerly Vice President, Advisors Series Trust; Vice President, Investment Company Administration, LLC.

Chad Fickett (born 1973) Secretary, 615 East Michigan St., Milwaukee, Wisconsin 53202. Compliance Administrator, U.S. Bancorp Fund Services, LLC.

*    Indicates an "interested  person" of the TIM Trust,  as defined in the 1940
     Act.

Legal Considerations: State of Organization of the Two Trusts

The TIM Trust was organized in 1999 as a Delaware business trust. The AST Trust was also organized as a Delaware business trust in 1996. A substantial number of U.S. domestic mutual funds are organized as Delaware business trusts.

In general, both Trusts operate in the same manner and each is subject to the laws of Delaware with respect to the operation of business trusts. Each Trust's Agreement and Declaration of Trust permits its Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, which may be issued in any number of series. The assets and liabilities of each series are separate and distinct from each other series. Shares issued by a series of either Trust have no preemptive, conversion, or subscription rights. Each series of the Trusts' shares has equal and exclusive rights as to dividends and distributions as declared by that series and to the net assets of that series upon liquidation or dissolution.

The shareholders of such series of each Trust vote separately on matters affecting only the series (e.g., approval of its advisory agreement); all series vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. Neither Trust is required nor does it intend to hold annual meetings of shareholders. However, such meetings may be called by the Trust's board of trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing trustees.

With regard to each Trust, Delaware law makes clear that the holders of beneficial interest of a Delaware business trust will not be held personally liable for the trust's obligations. In addition, each trust's agreement and declaration of trust contains an express disclaimer of beneficial interest holder liability for acts or obligations of the trust. They also provide for indemnification and reimbursement of expenses out of the trust's assets for any beneficial interest holder held personally liable for obligations of the trust.

Other Matters

The Fund and the New McCarthy Fund have identical share purchase and redemption procedures. In addition, June 30 is the fiscal year end for both the Fund and the New McCarthy Fund.

                                  Vote Required

Shareholders of the Fund holding 40% of the outstanding shares of the Fund entitled to vote on the proposed reorganization must be present in person or by proxy to have a quorum to conduct business at the Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the reorganization to become effective. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted for the proposed reorganization. Abstentions and broker non-votes (i.e., proxies from brokers indicating that they have not received instructions on a particular matter with respect to which they do not have discretionary voting power) are considered present for purposes of obtaining a quorum, and will be counted as votes cast against the reorganization.

If by the time scheduled for the Meeting a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment all proxies that voted in favor of the proposal or that abstained, and all broker non-votes. They will vote against such adjournment those proxies required to be voted against the proposal.

The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                               General Information

Beneficial Ownership

To the knowledge of the Trust's management, as of the close of business on March 31, 2002, the officers and trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

To the knowledge of the Trust's management, before the close of business on March 31, 2002, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:



Name and Address                      Class of Shares       Percent of the Fund

First National Bank & Co              Institutional         23.35%
P.O. Box 3327
Omaha, Nebraska 68103

Echo Bay, LLC                         Institutional         21.35%
1125 S. 103 Street, Suite 200
Omaha, Nebraska 68124

Proxy Solicitation

The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. U.S. Bancorp Fund Services, LLC, the Administrator to the Fund, may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund's Administrator, and not by the Fund or the Trust.

Other Matters to Come Before the Meeting

The Trust's management does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Trust is not required nor does it intend to hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal, or notice of the proposal if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Reports to Shareholders

The Fund will furnish on request, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to Shareholders of the Fund. Requests for such reports should be directed to the Adviser at 1125 South 103rd Street, Suite 450, Omaha, Nebraska 68124-6019 or by calling (866) 811-0228.


In order that the presence of a quorum at the Meeting may be assured, prompt execution and return of the enclosed Proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                               Chad E. Fickett, Secretary
                                               Trust for Investment Managers

May 6, 2002




                                  EXHIBIT LIST

Exhibit A         Agreement and Plan of Reorganization



                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                 (McCarthy Fund)

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 1st day of April, 2002, by and between Trust for Investment Managers, a Delaware business trust ("TIM"), on behalf of the McCarthy Fund, a series of TIM (the "Old Fund"), and Advisors Series Trust, a Delaware business trust ("AST"), on behalf of the McCarthy Fund, a series of AST (the "New Fund").

     WHEREAS, the parties wish to enter into a plan of reorganization (the "Plan") that will consist, among other things, of the transfer of assets of the Old Fund to the New Fund in exchange for shares of beneficial interest of the New Fund (with respect to such New Fund, the "New Shares");

     WHEREAS, the Board of Trustees of TIM, including a majority of the Trustees who are not "interested persons" of TIM, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the Plan is in the best interests of the shareholders of the Old Fund, and that their interests would not be diluted as a result of the transactions contemplated thereby; and

     WHEREAS, the Board of Trustees of AST, including a majority of the Trustees who are not "interested persons" of AST, as defined in the 1940 Act, has determined that the Plan is in the best interests of the sole shareholder of the New Fund, a newly created series of AST formed for the specific purpose of entering into the Plan, and that the interests of the sole shareholder of the New Fund would not be diluted as a result of the transactions contemplated thereby.

     NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

                                   Article 1
                    Transfer of Assets and Stated Liabilities

1.1 Transfer of Assets and Stated Liabilities. Subject to the terms and conditions set forth herein, and on the basis of the representations and warranties contained herein, on the Closing Date (as hereafter defined), the Old Fund shall assign, deliver and otherwise transfer all of its assets to the New Fund. In exchange therefor, the New Fund shall assume all of the Stated Liabilities (as defined below) of the Old Fund and deliver to the Old Fund the number of New Shares of the New Fund equal to (i) the aggregate net asset value of the Old Fund at the close of business on the date preceding the Closing Date, divided by (ii) the net asset value per share of the New Fund outstanding as of the close of business on such day. The Old Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund will assume all liabilities and obligations reflected on the unaudited statement of assets and liabilities of the Old Fund required by Section 2.12 below ("Stated Liabilities"). The New Fund shall assume only the Stated Liabilities of the Old Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, shall be assumed by the New Fund.

1.2 Liquidation of The Old Fund. Subject to the terms and conditions set forth herein, on the Closing Date, the Old Fund shall liquidate and shall distribute pro rata to its shareholders of record, determined as of the close of business on the day preceding the Closing Date, the New Shares of the New Fund received by it pursuant to Section 1.1.

1.3 No Issuance of Share Certificates. The liquidation and distribution of the Old Fund provided for herein shall be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Old Fund and transferring to these accounts the New Shares of the New Fund, credited to the account of the Old Fund, on the books of the New Fund. No certificates evidencing New Shares shall be issued.

1.4 Time and Date of Computation. The number of New Shares to be issued by the New Fund to the Old Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day (the "Valuation Date") immediately preceding the Closing Date in accordance with the regular practices of the AST and TIM.

1.5 Closing Time and Place. The Closing Date shall be June 7, 2002, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization (the "Reorganization") contemplated by the Plan (the "Closing") shall be held at 10:00 a.m. (Pacific time) at the offices of TIM and AST at, 2020 E. Financial Way, Suite 100, Glendora, California 91741or such other time and/or place as the parties may mutually agree.

1.6 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7 Termination of The Old Fund. As promptly as practicable after the Closing, the legal existence of the Old Fund as a series of TIM shall be terminated.

                                   Article 2
         Conditions Precedent to the Effectiveness of the Reorganization

     The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1 Shareholder Approval. On or prior to the Closing Date, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Old Fund in accordance with the provisions of TIM's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to AST on behalf of the New Fund.

2.2 No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3 Consents. All consents of the other party and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TIM or AST to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party.

2.4 Effective Registration Statement. The Amendment to the Form N-1A Registration Statement of AST with respect to the New Fund (the "Form N-1A") shall have become effective with the Securities and Exchange Commission (the "SEC") and shall continue to be effective on the Closing Date and no stop orders suspending the effectiveness thereof shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5 Good and Marketable Title. At the Closing Date, the Old Fund will have good and marketable title to its respective assets and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

2.6 Memorandum. The parties shall have received a memorandum from Paul, Hastings, Janofsky & Walker, LLP to the effect that the Reorganization does not involve the sale of securities by AST and the New Fund is not required to register the New Shares through the filing of Form N-14 under the 1933 Act.

2.7 Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for federal income tax purposes:

     (a) The transfer of the assets of the Old Fund to the New Fund in exchange for the New Shares of the New Fund and the assumption by the New Fund of the Stated Liabilities, and the distribution of the New Shares to the shareholders of the Old Fund in liquidation of the Old Fund will constitute a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

     (b) No gain or loss will be recognized by any New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares of the New Fund;

     (c) No gain or loss will be recognized by any Old Fund upon the transfer of its assets to the New Fund in exchange for the New Shares of the New Fund;

     (d) No gain or loss will be recognized by any shareholder of any Old Fund upon exchange of the Old Fund shares held by such shareholder immediately prior to the Reorganization for the New Shares of the New Fund;

     (e) The tax basis of the assets of the Old Fund acquired by the New Fund will be the same as the tax basis of such assets to the Old Fund immediately prior to the Reorganization;

     (f) The tax basis of the New Shares of the New Fund received by each shareholder of the Old Fund pursuant to the Reorganization will be the same as the tax basis of the Old Fund shares held by such shareholder immediately prior to the Reorganization;

     (g) The holding period of the assets of the Old Fund acquired by the New Fund will include the period during which those assets were held by the Old Fund; and

     (h) The holding period of the New Shares of the New Fund to be received by each shareholder of the Old Fund will include the period during which the Old Fund shares exchanged therefor were held by such shareholder.

2.8 Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and each of the President of AST and the President of TIM shall have executed a certificate to such effect.

2.9 Composition of AST Board of Trustees. The Board of Trustees of AST ("AST Board") shall have considered expanding the number of trustees comprising the AST Board, provided such expansion is permissible under the Agreement and Declaration of Trust and the Bylaws of AST and applicable law, and, if appropriate, promptly thereafter shall consider the appointment of at least one trustee who is not an "interested person" as defined under the 1940 Act from the Board of Trustees of TIM to fill any resulting trustee position on the AST Board.

2.10 Board Approval. With respect to the Old Fund, the Board of Trustees of TIM shall have determined that the Reorganization is in the best interests of the Old Fund and not dilutive of the economic interests of the Old Fund's shareholders. With respect to the New Fund, the Board of Trustees of AST shall have determined that the Reorganization is in the best interests of the New Fund and not dilutive of the interests of any existing series of AST.

2.11 Statement of Assets and Liabilities. The Old Fund shall have delivered to AST on the Closing Date an unaudited statement of the Old Fund's assets and liabilities as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of TIM's Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

                                   Article 3
                         Representations and Warranties

     The parties represent and warrant as follows:

3.1 Structure and Standing. Each party represents and warrants that it is duly organized as a series of a business trust, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the power to own all of its properties and assets and conduct its business as described in its Form N-1A registration statement.

3.2 Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees; this Agreement does not violate, and its performance will not result in violation of, any provision of its Declaration of Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

3.3 Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4 Fund Assets. The Old Fund represents and warrants that (a) all of the issued and outstanding shares of the Old Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of each class of Old Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable; (c) the Old Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares; and (d) on the Closing Date the assets received by the New Fund from the Old Fund will be delivered to the New Fund, as provided in Section 1.1, free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Old Fund and without any restriction upon the transfer thereof, except for the Stated Liabilities assumed as provided in Section 1.1.

3.5 The New Shares. The New Fund represents and warrants that on the Closing Date (a) the New Shares of the New Fund to be delivered to the Old Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the New Fund or any other series of AST has any preemptive right to subscription or purchase in respect thereof; (c) the Old Fund will acquire the New Shares free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by AST and without any restriction on the transfer thereof; and (d) the New Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6 Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7 Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8 Acquisition of the New Shares. The Old Fund represents and warrants that the New Shares of the New Fund to be acquired pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9 AST. AST represents and warrants that, as of the Closing Date, the New Fund will have only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the Reorganization.

3.10 Old Fund Financial Statements. The Old Fund represents and warrants that its Statements of Assets and Liabilities as of its most recent semi-annual and year-end periods provided to AST and the Statement of Assets and Liabilities required by Section 2.12 above have been or shall be prepared in accordance with generally accepted accounting principles consistently applied, and each fairly reflects the Old Fund's financial condition as of its respective date, and there are no known contingent liabilities of the Old Fund as of such date not disclosed therein.

3.11 No Adverse Changes in the Old Fund. The Old Fund represents and warrants that since its most recent semi-annual and year-end periods, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by AST (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute such a material adverse change).

3.12 Proxy Statement. TIM represents and warrants that the proxy statement under
     Schedule 14A to be provided to the shareholders of the Old Fund in connection with the transaction contemplated hereby (only insofar as it relates to such party) (the "Proxy Statement") will, on the date of its filing with the SEC and continuing until the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and will comply in all material respects with the 1933 Act, the Securities Exchange Act of1934 Act, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder.

3.13 Compliance. The Old Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations. The New Fund represents and warrants that it is now, and it shall be on and as of the Closing Date, in compliance in all material respects with all applicable requirements of the 1933 Act, 1934 Act, and 1940 Act, the Code and all applicable state rules and regulations.

                                    Article 4
                                    Covenants

4.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2 Shareholders Meeting. The Old Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the Reorganization.

4.3 Preparation of Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, TIM shall prepare and file with the SEC, in form and substance satisfactory to both parties, the Proxy Statement and shall use its best efforts to provide that the Proxy Statement can be distributed to the shareholders of the Old Fund as promptly thereafter as practicable. As soon as reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4 Fees and Expenses. Whether or not this Agreement is consummated, the Old Fund and the New Fund shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby. The expenses payable by the Old Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Old Fund referred to in Section 2.1 above; (iii) all fees and expenses related to the liquidation of the Old Fund; (iv) fees and expenses of the Old Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Old Fund's portfolio on the Valuation Date. US Bancorp Fund Services, LLC ("USBFS"), the administrator to the Old Fund and New Fund, has agreed to reimburse the Old Fund for the expenses listed in items (i) through (v) above. The expenses payable by the New Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing and filing one or more post-effective amendments to AST's Form N-1A registration statement respecting the New Fund; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the New Fund's shares to be issued in connection with the Reorganization; and (iv) any fees and expenses of the New Fund's custodian and transfer agent incurred in connection with the Reorganization. USBFS has agreed to reimburse the New Fund for the expenses listed in items (i) through (iv) above.

4.5 Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further actions, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6 Indemnification. AST and the New Fund agrees to indemnify TIM, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by AST or the New Fund under this Agreement. AST and the New Fund agrees to indemnify the Old Fund, its trustees and officers (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, a breach of a representation or warranty made by AST or the New Fund under this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date.

                                   Article 5
                        Termination, Amendment and Waiver

5.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of TIM or the Board of Trustees of AST at any time prior to the Closing Date, if

     (a) either party shall have breached any material provision of this Agreement; or

     (b) circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or

     (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2  Effect of Termination.  In the event of any termination pursuant to Section
     5.1 (b) or (c), there shall be no liability for damage on the part of either party to the other party respecting such termination.

5.3 Amendment. This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without such approval first having been obtained.

5.4 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of TIM or the Board of Trustees of AST, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the relevant Old Fund, or of the relevant New Fund, as the case may be.

                                   Article 6
                               General Provisions

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable to contracts made and to be performed in such state.

6.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3 Recourse. All persons dealing with the Old Fund or the New Fund (each a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

6.4 Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to TIM at 2020 E. Financial Way, Suite, 100, Glendora, California 91741, Attention:
     President, or AST at 2020 E. Financial Way, Suite 100, Glendora, California 91741, Attention: President.

6.5 Survival. Except as specifically set forth in Section 4.6 above, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                       TRUST FOR INVESTMENT MANAGERS, on behalf of the Old Fund

                       By:   /s/ Robert H. Wadsworth
                           ----------------------------------------
                                 Robert H. Wadsworth, President

                       ADVISORS SERIES TRUST, on behalf of the New Fund


                       By:   /s/ Eric M. Banhazl
                           ----------------------------------------
                                 Eric M. Banhazl, President


                         Special Meeting of Shareholders

                                  McCarthy Fund


                                   PROXY CARD

                                   May 6, 2002

Solicited on Behalf of the Board of Trustees of Trust for Investment Managers

The undersigned hereby appoints Mr. Chad E. Fickett and Ms. Jeanette C. Head, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the

                                  McCarthy Fund

(the "Fund"), a series of Trust for Investment Managers (the "Trust"), to be held on June 6, 2002 at the Administrative offices of the Fund, 615 E. Michigan Street, Milwaukee, WI 53202 or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 30, 2002. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed Proxy will be voted in favor of the proposal listed below unless you have specified otherwise. Please sign, date and return this Proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 30, 2002. Your signature authorizes the proxies to vote in their discretion upon such other business as may properly come before the Meeting, including without limitation all matters incident to the conduct of the Meeting.

         To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-XXX-XXXX
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.


1. Approval of the Plan of Reorganization of the Fund into a series of Advisors Series Trust.

FOR [  ] AGAINST [  ] ABSTAIN [  ]

Dated: ______________, 2002


----------------------------------
Signature

-----------------------------------
Title (if applicable)

-----------------------------------
Signature (if held jointly)

-----------------------------------
Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.